UNITED ASSET STRATEGY FUND, INC.
UNITED CASH MANAGEMENT, INC.
UNITED CONTINENTAL INCOME FUND, INC.
UNITED FUNDS, INC.
UNITED GOLD & GOVERNMENT FUND, INC.
UNITED GOVERNMENT SECURITIES FUND, INC.
UNITED HIGH INCOME FUND, INC.
UNITED HIGH INCOME FUND II, INC.
UNITED INTERNATIONAL GROWTH FUND, INC.
UNITED MUNICIPAL BOND FUND, INC.
UNITED MUNICIPAL HIGH INCOME FUND, INC.
UNITED NEW CONCEPTS FUND, INC.
UNITED RETIREMENT SHARES, INC.
UNITED VANGUARD FUND, INC.
WADDELL & REED FUNDS, INC.
TARGET/UNITED FUNDS, INC.




                             [WADDELL & REED LOGO]
                                6300 Lamar Avenue
                          Overland Park, Kansas 66202

                       This Page Intentionally Left Blank

Notice of Joint Special Meeting of Shareholders
April 15, 1999

To Shareholders:

       Notice is hereby given that a Special Meeting of the shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 6300 Lamar Avenue, Overland Park, Kansas 66202, on June 22, 1999, at 10:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

1.     For each Fund: To elect the Board of Directors;

2. For each Fund: To ratify the selection of Deloitte & Touche LLP as independent accountants for the Fund's current fiscal year;

3. For each Fund: To approve or disapprove an amendment to the Fund's investment management agreement (the "Amendment") with Waddell & Reed Investment Management Company to change the current fee schedule;

4. For each Fund except United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Funds, Inc. Municipal Bond
       Fund: To approve or disapprove amendment of the Fund's policy regarding securities lending;

5. For each Fund: To approve or disapprove amendment of the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001; and

6. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


       The Board of Directors of each Fund has fixed the close of business on March 25, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. You are entitled to vote at the Special Meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on March 25, 1999. If you attend the meeting, you may vote your shares in

Notice of Joint Special Meeting of Shareholders
April 15, 1999

       person. If you do not expect to attend the meeting, you have the option to: (1) complete, date, sign and properly return the enclosed proxy card(s) in the enclosed postage paid envelope; or (2) execute your proxy card electronically by following the electronic proxy instructions included with this Proxy Statement. If you do not sign and return your proxy card(s) by mail or execute them through electronic means, your Fund(s) may incur the additional expense of subsequent mailings in order to have a sufficient number of proxies voted.

       Retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for the above-named Funds in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed above, please vote with respect to each Fund on the proxy cards provided. Please sign, date and properly return any and all proxy cards that are mailed to you or vote them electronically.


       April 15, 1999       By Order of the Boards of Directors
                            Kristen A. Richards, Assistant Secretary

UNITED ASSET STRATEGY FUND, INC.
UNITED CASH MANAGEMENT, INC.
UNITED CONTINENTAL INCOME FUND, INC.
UNITED FUNDS, INC.
UNITED GOLD & GOVERNMENT FUND, INC.
UNITED GOVERNMENT SECURITIES FUND, INC.
UNITED HIGH INCOME FUND, INC.
UNITED HIGH INCOME FUND II, INC.
UNITED INTERNATIONAL GROWTH FUND, INC.
UNITED MUNICIPAL BOND FUND, INC.
UNITED MUNICIPAL HIGH INCOME FUND, INC.
UNITED NEW CONCEPTS FUND, INC.
UNITED RETIREMENT SHARES, INC.
UNITED VANGUARD FUND, INC.
WADDELL & REED FUNDS, INC.
TARGET/UNITED FUNDS, INC.

6300 Lamar Avenue, Overland Park, Kansas 66202


PROXY STATEMENT


INTRODUCTION

This document is a joint proxy statement with respect to each of the above-listed investment companies (each, a "Company" and collectively, the "Companies") in connection with the solicitation of proxies by the Board of Directors of each Company to be used at the Companies' joint Special Meeting of shareholders or any adjournment(s) thereof ("Meeting"). The meeting will be held on June 22, 1999, at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about April 15, 1999.

United Funds, Inc. is composed of four separate portfolios, Waddell & Reed Funds, Inc. is composed of eight separate portfolios, and Target/United Funds, Inc. is composed of eleven separate portfolios. Each of a Fund's portfolios is referred to herein as a "Fund." When the context makes it appropriate, the Funds listed above are also referred to in this Proxy Statement collectively as the "Funds" and, individually, as a "Fund."

The following table summarizes the proposals applicable to each Fund.



FUND NAME                                                                               PROPOSAL
----------------------------------------------------------------------------------------------------------------------------------
                                                      No. 1            No. 2            No. 3            No. 4            No. 5
----------------------------------------------------------------------------------------------------------------------------------
United Asset Strategy                             (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Cash Management                            (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Continental Income                         (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Funds, Inc.                                (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Income Fund                                      (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Bond Fund                                        (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Accumulative Fund                                (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Science and Technology Fund                      (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Gold & Government                          (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Government Securities                      (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United High Income                                (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United High Income II                             (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United International Growth                       (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Municipal Bond                             (check mark)     (check mark)     (check mark)                      (check mark)
United Municipal High Income                      (check mark)     (check mark)     (check mark)                      (check mark)
United New Concepts                               (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Retirement Shares                          (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
United Vanguard                                   (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
Waddell & Reed Funds, Inc.                        (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed Asset Strategy                    (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed Growth                            (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed High Income                       (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed International Growth              (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed Limited-Term Bond                 (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed Municipal Bond                    (check mark)     (check mark)     (check mark)                      (check mark)
 Waddell & Reed Science and Technology            (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Waddell & Reed Total Return                      (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
Target/United Funds, Inc.                         (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Asset Strategy Portfolio           (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Balanced Portfolio                 (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Bond Portfolio                     (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Growth Portfolio                   (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United High Income Portfolio              (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Income Portfolio                   (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United International Portfolio            (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Limited-Term Bond Portfolio        (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Money Market Portfolio             (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Science and Technology Portfolio   (check mark)     (check mark)     (check mark)     (check mark)     (check mark)
 Target/United Small Cap Portfolio                (check mark)     (check mark)     (check mark)     (check mark)     (check mark)

For each Fund, other than those named in the following sentence, a majority of the shares outstanding on the record date, March 25, 1999 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Special Meeting. For United New Concepts Fund, United Gold & Government Fund, United Government Securities Fund, United High Income Fund II, United Municipal High Income Fund, United Asset Strategy Fund, and each of the Funds within Waddell & Reed Funds, Inc., one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's Meeting. In the event that a quorum is not present, or if a quorum is present at the Meeting but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return, or electronically execute, your proxy card (or cards) with no specific instructions as to the Proposals. If you properly execute your proxy and give no voting instructions with respect to a Proposal on which you are entitled to vote, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the meeting.

Each full share of a Fund that is issued and outstanding on the Record Date is entitled to one vote, and each fractional share issued and outstanding on the Record Date is entitled to a proportionate share of one vote. All shareholders of a Company, including all shareholders of the Funds constituting United Funds, Inc., all shareholders of the Funds constituting Waddell & Reed Funds, Inc., and all shareholders of the Funds constituting Target/United Funds, Inc. vote together with respect to the election of Directors (Proposal 1), the ratification of independent accountants (Proposal 2), and the approval of the amendment of the Articles of Incorporation to change the par value of the shares (Proposal 5) for their respective Companies. With respect to the approval of the amendment to the investment management agreement (Proposal 3) and the approval of the amendment to the securities lending policy (Proposal 4) for their Fund, the shareholders of a Fund within United Funds, Inc., Waddell & Reed Funds, Inc. or Target/United Funds, Inc. vote separately as to that Fund.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy with respect to a Fund anytime prior to its exercise:
(a) by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

The shares of Target/United Funds, Inc. are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the "Variable Accounts") as a funding vehicle for certain variable life insurance policies and certain variable annuity contracts (collectively, the "Policies") offered by the Variable Accounts of certain life insurance companies. As of the date of this Proxy Statement, the only participating life insurance company is United Investors Life Insurance Company ("United Investors"). Each of the Variable Accounts has eleven Investment Divisions, the assets of which are invested in the corresponding series of Target/United Funds, Inc. United Investors is the legal owner of all Fund shares held by the Variable Accounts. In accordance with its view of currently applicable law, United Investors is soliciting voting instructions from the owners of the Policies ("Policyowners") with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for a Fund and the number of shares for which instructions may be given will be determined as of the Record Date for the Meeting. The number of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner's percentage interest, if any, in the Investment Division holding shares of the Fund to the total number of votes attributable to that Investment Division. In connection with its solicitation of voting instructions, it is understood and expected that United Investors will pay the expenses associated with furnishing a copy of this Proxy Statement to Policyowners. All shares held by the Variable Accounts will be voted by United Investors in accordance with voting instructions received from Policyowners. United Investors will vote shares attributable to the Policies as to which no timely instructions are received, and any Fund shares held by United Investors as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to the Policies participating in that Fund.

Information as to the number of outstanding shares of each Fund, and class thereof, as of March 19, 1999, is set forth in Exhibit A. A listing of the owners of more than 5% of the shares of any Fund, as of March 19, 1999, is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Directors of each Fund, as a group, owned less than 1% of the outstanding shares of that Fund as of March 19, 1999.

Shareholders of a Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or calling (800) 366-5465.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THEM.

PROPOSAL 1: ELECTION OF DIRECTORS

Relevant Companies: All Companies.

Discussion. The persons set forth below have been nominated for election as Directors of each Company, and each has consented to his or her nomination and agreed to serve if elected. Each nominee is currently a Director of each Company. Each current Director serves pursuant to election by shareholders except: David P. Gardner, who was elected by the other Directors on August 19, 1998; and Joseph Harroz, Jr., Robert L. Hechler, Henry J. Herrmann, and Ronald
C. Reimer, who were elected by the other Directors on November 18, 1998. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

The names of each Company's Directors and nominees and its executive officers, their respective offices and principal occupations during the last five years are set forth below.

> Directors and Nominees of the Companies

As of the date of this Proxy Statement, six of each Company's Directors are "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Waddell & Reed Investment Management Company, the investment manager of each Fund ("WRIMCO"), and Waddell & Reed, Inc. ("W&R"), the principal underwriter for each of the Funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and the distributor of the Policies issued by United Investors. The Directors who are "interested persons" are indicated as such by an asterisk. Messrs. Hechler, Herrmann, Morgan and Tucker are interested persons because they are present or former officers, directors and/or shareholders of WRIMCO and/or certain of its affiliates. Ms. Graves is an interested person because of her ownership of shares of

Waddell & Reed Financial, Inc. ("WDR"), which indirectly controls WRIMCO and W&R. Mr. Ross is an interested person because he is a partner in a law firm which has acted as legal counsel for W&R. Each of the Company's Directors is also a Director of each of the other Companies in the Fund Complex, and each of the Company's officers listed below is also an officer of each of the other Companies in the Fund Complex. The term "Fund Complex" includes each of the Funds, each of which is managed by WRIMCO. Waddell & Reed Services Company, an affiliate of and having the same address as W&R and WRIMCO, is the accounting services agent for each Fund and the shareholder servicing agent for each Fund other than those within Target/United Funds, Inc. A table indicating each Director's and nominee's ownership of Fund shares is attached hereto as Exhibit C.

> KEITH A. TUCKER*

(Age 54) -- Director of each Company since July 17, 1991, or its inception, whichever is later. Chairman of the Board of Directors of each Company; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of WDR; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, W&R, and Waddell & Reed Services Company; formerly, President of each Company; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation, the former parent company of W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of WDR.

> JAMES M. CONCANNON

(Age 51) -- Director of each Company since July 24, 1997. Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II, Inc.

> JOHN A. DILLINGHAM

(Age 60) -- Director of each Company since July 24, 1997. President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises, Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor.

> DAVID P. GARDNER

(Age 66) -- Director of each Company since August 19, 1998. President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation; Director of First Security Corp., a bank holding company; and Director of Fluor Corp., a company with interests in coal.

> LINDA K. GRAVES*

(Age 45) -- Director of each Company since July 12, 1995. First Lady of Kansas; Partner, Levy and Craig, P.C., a law firm.

> JOSEPH HARROZ, JR.

(Age 32) -- Director of each Company since November 18, 1998. General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an attorney with Crowe & Dunlevy, a law firm.

> JOHN F. HAYES

(Age 79) -- Director of each Company since June 2, 1971, or its inception, whichever is later. Director of Central Bank and Trust; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

> ROBERT L. HECHLER*

(Age 62) -- Director of each Company since November 18, 1998. President and Principal Financial Officer of each Company; Executive Vice President, Chief Operating Officer and Director of WDR; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of W&R; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the Companies; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of WDR.

> HENRY J. HERRMANN*

(Age 56) -- Director of each Company since November 18, 1998. Vice President of each of the Companies; President, Chief Investment Officer, Treasurer and Director of WDR; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of W&R; President and Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of WDR.

> GLENDON E. JOHNSON

(Age 75) -- Director of each Company since June 2, 1971, or its inception, whichever is later. Retired. Formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries.

> WILLIAM T. MORGAN*

(Age 70) -- Director of each Company since February 13, 1985, or its inception, whichever is later. Retired; formerly, Chairman of the Board of Directors and President of each Company (Mr. Morgan retired as Chairman of the Board of

Directors and President of each Company on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company and United Investors Life Insurance Company, former affiliates of WDR.

> RONALD C. REIMER

(Age 64) -- Director of each Company since November 18, 1998. Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center.

> FRANK J. ROSS, JR.*

(Age 45) -- Director of each Company since October 16, 1996. Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

> ELEANOR B. SCHWARTZ

(Age 62) -- Director of each Company since July 12, 1995. Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City.

> FREDERICK VOGEL III

(Age 63) -- Director of each Company since June 2, 1971, or its inception, whichever is later. Retired.

At the meeting of the Board of Directors on February 10, 1999, the Directors of each Company, including the Directors who are not "interested persons" of the Company, as defined in the 1940 Act ("Independent Directors"), unanimously approved the nomination of the foregoing persons to continue to serve as Directors and directed that the election of these nominees be submitted to each Company's shareholders.

The Board of Directors of each Company met four times during that Company's most recent fiscal year.

> YEARLY ATTENDANCE LIST
  BOARD OF DIRECTORS' MEETINGS
  FOR CALENDAR YEAR ENDED 12/31/98

(check mark) shows attendance at the Board meeting.

------------------------------------------------------------------------------------------------
        Name                February              May              August             November
        ----                --------              ---              ------             --------
 J. Concannon             (check mark)       (check mark)       (check mark)        (check mark)
 J. Dillingham            (check mark)       (check mark)       (check mark)        (check mark)
 D. Gardner*                                                    (check mark)        (check mark)
 L. Graves                (check mark)       (check mark)       (check mark)        (check mark)
 J. Harroz, Jr.**                                                                   (check mark)
 J. Hayes                 (check mark)       (check mark)       (check mark)        (check mark)
 R. Hechler**                                                                       (check mark)
 H. Herrmann**                                                                      (check mark)
 G. Johnson               (check mark)       (check mark)       (check mark)        (check mark)
 W. Morgan                (check mark)       (check mark)       (check mark)        (check mark)
 R. Reimer**                                                                        (check mark)
 F. Ross                  (check mark)       (check mark)       (check mark)        (check mark)
 E. Schwartz              (check mark)       (check mark)       (check mark)        (check mark)
 K. Tucker                (check mark)       (check mark)       (check mark)        (check mark)
 F. Vogel                 (check mark)       (check mark)       (check mark)        (check mark)

 * Elected Director effective August 19, 1998.
** Elected Director effective November 18, 1998.


Each Company has an Audit Committee that reviews and evaluates the audit function, including recommending to the Directors the independent public accountants to be selected for the Company. The Audit Committee currently consists of Messrs. Gardner, Hayes and Morgan and Ms. Graves. Each Company's Audit Committee met four times during that Company's most recent fiscal year.

Each Company also has a Nominating Committee that is responsible for the selection and nomination of the Independent Directors. The Nominating Committee currently consists of Glendon E. Johnson, Eleanor B. Schwartz and Frederick Vogel III. Each Company's Nominating Committee met two times during that company's most recent fiscal year. The Nominating Committee generally does not consider unsolicited Director nominations recommended by Company shareholders.

Each of the Directors, except Messrs. Hechler, Herrmann and Tucker, receives an annual retainer of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended, plus reimbursement of expenses of attending such meeting, as well as $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting. The fees and reimbursed expenses paid to the Directors are divided among each of the Funds in the Companies based on their relative size.

The following table sets forth information relating to the compensation paid to Directors during the last fiscal year of each Company:

Compensation Table


                                                           Board Member(1)
                               ----------------------------------------------------------------------
Amounts Paid During
the Most Recent Fiscal year    James M.    John A.      David P.   Linda K.   Joseph        John F.
from Company to Director       Concannon   Dillingham   Gardner    Graves     Harroz, Jr.   Hayes
------------------------------ ----------- ------------ ---------- ---------- ------------- ---------
United Continental Income          1,101       1,101                  1,460                   1,460
United Government Securities         255         255                    345                     345
United High Income                 2,198       2,198                  2,878                   2,878
United New Concepts                1,246       1,246                  1,625                   1,625
Waddell & Reed Funds, Inc.         1,527       1,527                  1,979                   1,979
United Cash Management             1,314       1,314                  1,314                   1,314
United International Growth        2,692       2,692                  2,692                   2,692
United Retirement Shares           1,974       1,974                  1,974                   1,974
United Asset Strategy                 76          76                     76                      76
United High Income II              1,093       1,093                  1,093                   1,093
United Municipal Bond              2,588       2,588                  2,588                   2,588
United Municipal High Income       1,279       1,279                  1,279                   1,279
United Vanguard                    3,871       3,871                  3,871                   3,871
United Gold & Government              41          41           9         41            7         41
United Funds, Inc.                27,380      27,380       6,945     27,380        5,813     27,380
Target/United Funds, Inc.          5,334       5,334       1,379      5,334        1,161      5,334
Total Compensation
 Paid to Board Members
 From the Fund Complex
 (a total of the Funds)
 for the Year Ended
 12/31/98 (2)                     57,500      57,500      14,500     57,500       12,000     57,500




                                                             Board Member(1)
                               -------------------------------------------------------------------------
Amounts Paid During
the Most Recent Fiscal year    Glendon E.   William T.   Ronald C.   Frank J.    Eleanor B.   Frederick
from Company to Director       Johnson      Morgan       Reimer      Ross, Jr.   Schwartz     Vogel III
------------------------------ ------------ ------------ ----------- ----------- ------------ ----------
United Continental Income          1,432        1,460                    1,460       1,460       1,460
United Government Securities         338          345                      345         345         345
United High Income                 2,816        2,878                    2,878       2,878       2,878
United New Concepts                1,593        1,625                    1,625       1,625       1,625
Waddell & Reed Funds, Inc.         1,940        1,979                    1,979       1,979       1,979
United Cash Management             1,288        1,314                    1,314       1,314       1,314
United International Growth        2,643        2,692                    2,692       2,692       2,692
United Retirement Shares           1,937        1,974                    1,974       1,974       1,974
United Asset Strategy                 75           76                       76          76          76
United High Income II              1,073        1,093                    1,093       1,093       1,093
United Municipal Bond              2,539        2,588                    2,588       2,588       2,588
United Municipal High Income       1,255        1,279                    1,279       1,279       1,279
United Vanguard                    3,802        3,871                    3,871       3,871       3,871
United Gold & Government              40           41            7          41          41          41
United Funds, Inc.                26,913       27,380        5,813      27,380      27,380      27,380
Target/United Funds, Inc.          5,244        5,334        1,161       5,334       5,334       5,334
Total Compensation
 Paid to Board Members
 From the Fund Complex
 (a total of the Funds)
 for the Year Ended
 12/31/98 (2)                     56,500       57,500       12,000      57,500      57,500      57,500

----------
(1) Board members who are also affiliated persons, as defined by the 1940 Act, of Waddell & Reed, Inc. receive no salary, fees or compensation from the Companies.

(2) No pension or retirement benefits have been accrued as part of Company expenses.

The Board of Directors of each Company has created an honorary position of Director Emeritus. The Director Emeritus policy currently provides that an incumbent Director who has attained the age of 70 may, or if initially elected as a Director on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided that the Director has served as a Director of one or more of the Companies for at least five years, which need not have been consecutive. A Director Emeritus receives an annual fee from the Company in an amount equal to the annual retainer at the time he or she resigned as a Director; provided that a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as a Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives these fees in recognition of his or her past services, whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to management of the Funds. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise currently serve as Directors Emeritus.

If elected, the Directors will hold office without limit in time except (a) any Director may resign, (b) any Director may be removed by shareholders upon an affirmative vote of a majority of all the shares entitled to be cast for the election of Directors, and (c) in connection with the Director Emeritus policy described above.


> Executive Officers of the Companies

The executive officers of each Company, other than those who serve as Directors, are set forth below. Each executive officer, as such, is an "interested person" of each Company. Each executive officer set forth below holds the same position with each of the Companies in the Fund Complex.

Theodore W. Howard (Age 56) -- Vice President, Treasurer and Principal Accounting Officer of each Company; Vice President of Waddell & Reed Services Company.

Helge K. Lee (Age 53) -- Vice President, Secretary and General Counsel of each of the Funds; Secretary and General Counsel of WDR; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and W&R; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates.

Required Vote:

The election of Directors of a Company requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Company, provided a quorum is present.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.


PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE
            COMPANY'S INDEPENDENT ACCOUNTANTS


Relevant Companies: All Companies.

Discussion: Deloitte & Touche LLP has been selected by each Company's Board of Directors, with the approval of its Audit Committee, as that Company's independent accountants for the current fiscal year. The shareholders of each Company are entitled to vote for or against the ratification of the selection of Deloitte & Touche LLP for their Company.

Deloitte & Touche LLP has advised each Company that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with the Funds or any of their affiliates. Deloitte & Touche LLP has been given the opportunity to make a statement at the Meeting if it so desires. Deloitte & Touche LLP is not expected to have a representative present at the Meeting but will be available should any matter arise requiring its presence.

Deloitte & Touche LLP audited the Funds' financial statements for the preceding fiscal year and certain prior periods. On November 5, 1996, Price Waterhouse LLP, the then independent accountants of the Funds, resigned as the independent accountants of the Funds. Price Waterhouse LLP audited the Funds' financial statements during each Company's fiscal year ending in 1995 and ending on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996. During such periods, the Funds did not have any disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

Price Waterhouse LLP did not at any time during each Company's fiscal year ending in 1995 and ending on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996, and any subsequent interim period, advise the Company (i) that internal controls necessary for the Company to develop reliable financial statements did not exist, (ii) that it received information that led it to no longer be able to rely on management's representations that made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that it had received information that if further investigated may materially impact the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the financial statements prepared by management, or (iv) that it had received information that it concluded materially impacted the fairness or reliability of a previously issued or subsequent audit report on the underlying financial statements. Price Waterhouse LLP did not so expand any such audit or conduct further investigation, and no issues existed which were not resolved to the accountants' satisfaction prior to resignation.


Required Vote:

Approval of this Proposal 2 as to a Company requires the affirmative vote of a majority of outstanding securities of that Company, provided a quorum is present.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 2.


PROPOSAL 3: APPROVAL OF AMENDMENT TO THE FUND'S INVESTMENT MANAGEMENT AGREEMENT
            WITH WRIMCO

Relevant Companies: All Companies.

Discussion: Shareholders of each Fund are being asked to approve an amendment ("Amendment") to the Fund's current Investment Management Agreement with WRIMCO, the Funds' investment manager. If approved by shareholders, the Amendment would: (i) for each Fund in the United Group of Mutual Funds and for each Fund in Target/United Funds, Inc., replace the current fee, by which each Fund is charged a specific fee plus its pro rata share of a group fee, with a fee schedule based on the assets of that individual Fund only; and (ii) for each Fund within Waddell & Reed Funds, Inc., revise the current fee rate. No other change is proposed to the Fund's current Investment Management Agreement ("Agreement").

Description of the Existing and Proposed Fee Structures

United Group of Mutual Funds and Target/United Funds, Inc.

The existing investment management fee structure for the United Group of Mutual Funds consists of a specific fee for each constituent Fund based on its net assets and each Fund's pro rata share of a group fee based on the aggregate net assets of all the Funds in the United Group of Mutual Funds. This group fee structure has been in effect since 1983. Similarly, the existing investment management fee structure for Target/United Funds, Inc. consists of a specific fee for each constituent Fund based on its net assets and each Fund's pro rata share of a group fee based on the aggregate net assets of all the Funds comprising Target/United Funds, Inc. The group fee structure for Target/
United Funds, Inc. has been in effect since 1990. Currently, the prevalent practice within the industry is a fee based on assets of individual funds.

Management has concluded that a fee based solely on a Fund's net assets is preferable to a group fee arrangement. While the group fee initially provided for reduced fees as aggregate assets grew, it resulted in variances from fee rates paid by other funds with similar investment objectives. The proposed new fee schedule is intended to give shareholders of each Fund (other than United Cash Management and Target/United Money Market Portfolio) the benefit of reduced fees at higher asset levels. Therefore, as a Fund's net assets increase beyond certain levels, the effective fee rate will decrease.

Accordingly, management has proposed, and the Board of Directors for the affected Fund has approved, subject to shareholder approval, an Amendment for each Fund to effect a new fee schedule as set forth in Exhibit D. However, if the Amendments are approved, WRIMCO has indicated that it intends to waive the fee for a Fund at any time that its net assets are less than $25 million, subject to WRIMCO's right to terminate any such waiver upon notice to the Board of Directors of the affected Fund.

The impact of the Amendment on investment management fees for the affected Funds is demonstrated by the following chart illustrating the fees paid during the Fund's most recent fiscal year ended in 1998 under the current management fee structure and, on a pro forma basis, the fees that would have been paid under the Amendment for the same period at the same asset level.

                                                      Current
                                                        Fee
                                                     Structure     Proposed
                                                   (Fiscal Year      Fee        Percentage
Name of Fund                                           1998)       Structure    Difference
------------------------------------------------------------------------------------------
United Asset Strategy Fund                             208,147      210,172      0.97%
United Cash Management                               2,047,383    2,070,483      1.13%
United Continental Income Fund                       3,092,587    3,956,723     27.94%
United Funds, Inc.
 United Accumulative Fund                            9,490,941   11,857,269     24.93%
 United Bond Fund                                    2,284,751    2,823,903     23.60%
 United Income Fund                                 39,808,311   42,649,496      7.14%
 United Science and Technology Fund                  7,557,688   10,777,047     42.60%
United Gold & Government Fund*                         103,627      126,914     22.47%*
United Government Securities Fund                      516,182      649,808     25.89%
United High Income Fund                              5,773,843    6,429,190     11.35%
United High Income Fund II                           2,302,825    2,646,669     14.93%
United International Growth Fund                     7,746,698    9,458,911     22.10%
United Municipal Bond Fund                           4,183,289    5,054,715     20.83%
United Municipal High Income Fund                    2,461,306    2,616,139      6.29%
United New Concepts Fund                             4,863,292    5,537,402     13.86%
United Retirement Shares                             4,229,070    5,433,466     28.48%
United Vanguard Fund                                10,495,461   10,327,572     -1.60%
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy Fund                    127,507      110,527    -13.32%
 Waddell & Reed Growth Fund                          2,041,002    2,144,391      5.07%
 Waddell & Reed High Income Fund*                       24,352       35,191     44.51%*
 Waddell & Reed International Growth Fund              553,692      582,311      5.17%
 Waddell & Reed Limited-Term Bond Fund*                101,985       91,209    -10.57%*
 Waddell & Reed Municipal Bond Fund                    216,501      203,259     -6.12%
 Waddell & Reed Science and Technology Fund             17,585       32,137     82.75%
 Waddell & Reed Total Return Fund                    2,837,414    2,801,744     -1.26%
Target/United Funds, Inc.
 Target/United Asset Strategy Portfolio*                91,048       80,586    -11.50%*
 Target/United Balanced Portfolio                      471,708      558,792     18.46%
 Target/United Bond Portfolio                          547,604      551,859      0.78%
 Target/United Growth Portfolio                      4,903,762    4,968,126      1.31%
 Target/United High Income Portfolio                   801,018      781,087     -2.49%
 Target/United Income Portfolio                      5,015,935    5,081,734      1.31%
 Target/United International Portfolio               1,168,796    1,256,161      7.47%
 Target/United Limited-Term Bond Portfolio*             22,936       21,198     -7.58%*
 Target/United Money Market Portfolio                  223,299      181,950    -18.52%
 Target/United Science and Technology Portfolio        126,390      155,549     23.07%
 Target/United Small Cap Portfolio                   1,395,302    1,410,343      1.08%

* As currently proposed, the management fee for these Funds, if net assets are less than $25 million, will be waived:

                                                 Current
                                                   Fee
                                                 Structure      Proposed
                                               (Fiscal Year       Fee         Percentage
Name of Fund                                       1998)        Structure     Difference
----------------------------------------------------------------------------------------
United Gold & Government Fund                    $103,627         -0-           -100%
Waddell & Reed High Income Fund                    24,352         -0-           -100%
Waddell & Reed Limited-Term Bond Fund             101,985         -0-           -100%
Target/United Asset Strategy Portfolio             91,048         -0-           -100%
Target/United Limited-Term Bond Portfolio          22,936         -0-           -100%

The following tables provide information concerning each Fund's management fees and expenses, by class where applicable, as a percentage of average net assets for the most recently completed fiscal year ended in 1998 under the Agreement and if the Amendment had been in effect during the same period.

                                 Class A/Class B          Current      Proposed                                Current    Proposed
FUND NAME                            Shares*             Agreement     Amendment      Class Y Shares          Agreement   Amendment
-----------------------------------------------------------------------------------------------------------------------------------
United Asset Strategy        Management Fee                 0.69%         0.70%   Management Fee                 0.69%       0.70%
                             Distribution (12b-1) Fee       0.24%         0.24%   Distribution (12b-1) Fee       0.00%       0.00%
                             Other Expenses                 0.69%         0.69%   Other Expenses                 0.49%       0.49%
                             Total Annual Fund                                    Total Annual Fund
                             Operating Expenses             1.62%         1.63%   Operating Expenses             1.18%       1.19%
United Cash Management       Management Fee                 0.40%         0.40%   Management Fee**               0.40%       0.40%
                             Distribution (12b-1) Fee       0.00%         0.00%   Distribution (12b-1) Fee       0.99%       0.99%
                             Other Expenses                 0.50%         0.00%   Other Expenses                 0.27%       0.27%
                             Total Annual Fund                                    Total Annual Fund
                             Operating Expenses             0.90%         0.90%   Operating Expenses             1.66%       1.66%
United Continental Income    Management Fee                 0.55%         0.70%   Management Fee                 0.55%       0.70%
                             Distribution (12b-1) Fee       0.16%         0.16%   Distribution (12b-1) Fee       0.00%       0.00%
                             Other Expenses                 0.20%         0.20%   Other Expenses                 0.20%       0.20%
                             Total Annual Fund                                    Total Annual Fund
                             Operating Expenses             0.91%         1.06%   Operating Expenses             0.75%       0.90%
United Funds, Inc.
 Accumulative Fund           Management Fee                 0.54%         0.68%   Management Fee                 0.54%       0.68%
                             Distribution (12b-1) Fee       0.22%         0.22%   Distribution (12b-1) Fee       0.00%       0.00%
                             Other Expenses                 0.12%         0.12%   Other Expenses                 0.20%       0.20%
                             Total Annual Fund                                    Total Annual Fund
                             Operating Expenses             0.88%         1.02%   Operating Expenses             0.74%       0.88%
United Funds, Inc.
 Bond Fund                   Management Fee                 0.42%         0.52%   Management Fee                 0.42%       0.52%
                             Distribution (12b-1) Fee       0.23%         0.23%   Distribution (12b-1) Fee       0.00%       0.00%
                             Other Expenses                 0.18%         0.18%   Other Expenses                 0.18%       0.18%
                             Total Annual Fund                                    Total Annual Fund
                             Operating Expenses             0.83%         0.93%   Operating Expenses             0.60%       0.70%



 * Class A shares of each Fund in the United Group of Mutual Funds and Class B shares of each Fund within Waddell & Reed Funds, Inc.
** United Cash Management, Inc. does not offer Class Y shares. These numbers reflect the expenses of the Class B shares of United Cash Management, Inc.

                                 Class A/Class B           Current       Proposed                               Current    Proposed
FUND NAME                            Shares*              Agreement      Amendment      Class Y Shares         Agreement   Amendment
------------------------------------------------------------------------------------------------------------------------------------
United Funds, Inc.
 Income Fund                  Management Fee                 0.54%          0.58%   Management Fee                0.54%       0.58%
                              Distribution (12b-1) Fee       0.22%          0.22%   Distribution (12b-1) Fee      0.00%       0.00%
                              Other Expenses                 0.13%          0.13%   Other Expenses                0.16%       0.16%
                              Total Annual Fund                                     Total Annual Fund
                              Operating Expenses             0.89%          0.93%   Operating Expenses            0.70%       0.74%
United Funds, Inc. Science
  and Technology Fund         Management Fee                 0.59%          0.85%   Management Fee                0.59%       0.85%
                              Distribution (12b-1) Fee       0.24%          0.24%   Distribution (12b-1) Fee      0.00%       0.00%
                              Other Expenses                 0.22%          0.22%   Other Expenses                0.20%       0.20%
                              Total Annual Fund                                     Total Annual Fund
                              Operating Expenses             1.05%          1.31%   Operating Expenses            0.79%       1.05%
United Gold & Government      Management Fee                 0.69%          0.85%   Management Fee                0.69%       0.85%
                              Distribution (12b-1) Fee       0.25%          0.25%   Distribution (12b-1) Fee      0.00%       0.00%
                              Other Expenses                 1.52%          1.52%   Other Expenses                1.16%       1.16%
                              Total Annual Fund                                     Total Annual Fund
                              Operating Expenses             2.46%          2.62%   Operating Expenses            1.85%       2.01%
United Government Securities  Management Fee                 0.40%          0.50%   Management Fee                0.40%       0.50%
                              Distribution (12b-1) Fee       0.15%          0.15%   Distribution (12b-1) Fee      0.00%       0.00%
                              Other Expenses                 0.34%          0.34%   Other Expenses                0.26%       0.26%
                              Total Annual Fund                                     Total Annual Fund
                              Operating Expenses             0.89%          0.99%   Operating Expenses            0.66%       0.76%
United High Income            Management Fee                 0.55%          0.61%   Management Fee                0.55%       0.61%
                              Distribution (12b-1) Fee       0.14%          0.14%   Distribution (12b-1) Fee      0.00%       0.00%
                              Other Expenses                 0.15%          0.15%   Other Expenses                0.22%       0.22%
                              Total Annual Fund                                     Total Annual Fund
                              Operating Expenses             0.84%          0.90%   Operating Expenses            0.77%       0.83%

* Class A shares of each Fund in the United Group of Mutual Funds and Class B shares of each Fund within Waddell & Reed Funds, Inc.

                                   Class A/Class B          Current       Proposed                              Current    Proposed
FUND NAME                              Shares*             Agreement      Amendment      Class Y Shares        Agreement   Amendment
------------------------------------------------------------------------------------------------------------------------------------
United High Income II          Management Fee                 0.54%         0.63%   Management Fee                0.54%       0.63%
                               Distribution (12b-1) Fee       0.22%         0.22%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.21%         0.21%   Other Expenses                0.20%       0.20%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             0.97%         1.06%   Operating Expenses            0.74%       0.83%
United International Growth    Management Fee                 0.69%         0.85%   Management Fee                0.69%       0.85%
                               Distribution (12b-1) Fee       0.21%         0.21%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.33%         0.33%   Other Expenses                0.28%       0.28%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             1.23%         1.39%   Operating Expenses            0.97%       1.13%
United Municipal Bond          Management Fee                 0.42%         0.51%   Management Fee                0.42%       0.51%
                               Distribution (12b-1) Fee       0.19%         0.19%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.10%         0.10%   Other Expenses                0.18%       0.18%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             0.71%         0.80%   Operating Expenses            0.60%       0.69%
United Municipal High Income   Management Fee                 0.49%         0.53%   Management Fee                0.49%       0.53%
                               Distribution (12b-1) Fee       0.20%         0.20%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.12%         0.12%   Other Expenses                0.20%       0.20%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             0.81%         0.85%   Operating Expenses            0.69%       0.73%
United New Concepts            Management Fee                 0.75%         0.85%   Management Fee                0.75%       0.85%
                               Distribution (12b-1) Fee       0.18%         0.18%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.32%         0.32%   Other Expenses                0.21%       0.21%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             1.25%         1.35%   Operating Expenses            0.96%       1.06%
United Retirement Shares       Management Fee                 0.54%         0.70%   Management Fee                0.54%       0.70%
                               Distribution (12b-1) Fee       0.21%         0.21%   Distribution (12b-1) Fee      0.00%       0.00%
                               Other Expenses                 0.19%         0.19%   Other Expenses                0.24%       0.24%
                               Total Annual Fund                                    Total Annual Fund
                               Operating Expenses             0.94%         1.10%   Operating Expenses            0.78%       0.94%

* Class A shares of each Fund in the United Group of Mutual Funds and Class B shares of each Fund within Waddell & Reed Funds, Inc.

                                     Class A/Class B          Current     Proposed                              Current    Proposed
FUND NAME                                Shares*             Agreement    Amendment      Class Y Shares        Agreement   Amendment
------------------------------------------------------------------------------------------------------------------------------------
United Vanguard                  Management Fee                 0.69%        0.68%   Management Fee               0.69%       0.68%
                                 Distribution (12b-1) Fee       0.22%        0.22%   Distribution (12b-1) Fee     0.00%       0.00%
                                 Other Expenses                 0.18%        0.18%   Other Expenses               0.17%       0.17%
                                 Total Annual Fund                                   Total Annual Fund
                                 Operating Expenses             1.09%        1.08%   Operating Expenses           0.86%       0.85%
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy   Management Fee                 0.81%        0.70%   Management Fee               0.81%       0.70%
                                 Distribution (12b-1) Fee       1.00%        1.00%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses                 0.63%        0.63%   Other Expenses               0.52%       0.52%
                                 Total Annual Fund                                   Total Annual Fund
                                 Operating Expenses             2.44%        2.33%   Operating Expenses           1.58%       1.47%
 Waddell & Reed Growth           Management Fee                 0.81%        0.85%   Management Fee               0.81%       0.85%
                                 Distribution (12b-1) Fee       0.99%        0.99%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses                 0.33%        0.33%   Other Expenses               0.24%       0.24%
                                 Total Annual Fund                                   Total Annual Fund
                                 Operating Expenses             2.13%        2.17%   Operating Expenses           1.30%       1.34%
 Waddell & Reed High Income      Management Fee                 0.65%        0.63%   Management Fee               0.65%       0.63%
                                 Distribution (12b-1) Fee       1.00%        1.00%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses                 0.89%        0.89%   Other Expenses               0.83%       0.83%
                                 Total Annual Fund                                   Total Annual Fund
                                 Operating Expenses             2.53%        2.51%   Operating Expenses           1.72%       1.70%
 Waddell & Reed International
    Growth                       Management Fee                 0.81%        0.85%   Management Fee               0.81%       0.85%
                                 Distribution (12b-1) Fee       0.98%        0.98%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses                 0.56%        0.56%   Other Expenses               0.45%       0.45%
                                 Total Annual Fund                                   Total Annual Fund
                                 Operating Expenses             2.35%        2.39%   Operating Expenses           1.51%       1.55%


* Class A shares of each Fund in the United Group of Mutual Funds and Class B shares of each Fund within Waddell & Reed Funds, Inc.

                                     Class A/Class B        Current      Proposed                              Current    Proposed
FUND NAME                                Shares*           Agreement     Amendment     Class Y Shares         Agreement   Amendment
-----------------------------------------------------------------------------------------------------------------------------------
 Waddell & Reed Limited-Term
 Bond                            Management Fee               0.56%         0.50%   Management Fee               0.56%       0.50%
                                 Distribution (12b-1) Fee     0.98%         0.98%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses               0.58%         0.58%   Other Expenses               0.51%       0.51%
                                 Total Annual Fund                                  Total Annual Fund
                                 Operating Expenses           2.12%         2.06%   Operating Expenses           1.32%       1.26%
 Waddell & Reed Municipal Bond   Management Fee               0.56%         0.53%   Management Fee               0.56%       0.53%
                                 Distribution (12b-1) Fee     0.98%         0.98%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses               0.35%         0.35%   Other Expenses               0.35%       0.35%
                                 Total Annual Fund                                  Total Annual Fund
                                 Operating Expenses           1.89%         1.86%   Operating Expenses           1.16%       1.13%
 Waddell & Reed Science and
 Technology                      Management Fee               0.71%         0.85%   Management Fee               0.71%       0.85%
                                 Distribution (12b-1) Fee     1.00%         1.00%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses               1.47%         1.47%   Other Expenses               1.13%       1.13%
                                 Total Annual Fund                                  Total Annual Fund
                                 Operating Expenses           3.18%         3.32%   Operating Expenses           2.09%       2.23%
 Waddell & Reed Total Return     Management Fee               0.71%         0.70%   Management Fee               0.71%       0.70%
                                 Distribution (12b-1) Fee     0.99%         0.99%   Distribution (12b-1) Fee     0.25%       0.25%
                                 Other Expenses               0.22%         0.22%   Other Expenses               0.24%       0.24%
                                 Total Annual Fund                                  Total Annual Fund
                                 Operating Expenses           1.92%         1.91%   Operating Expenses           1.20%       1.19%


* Class A shares of each Fund in the United Group of Mutual Funds and Class B shares of each Fund within Waddell & Reed Funds, Inc.

                                     Classes
                                       not                    Current      Proposed
FUND NAME                           applicable               Agreement     Amendment
------------------------------------------------------------------------------------
Target/United Funds, Inc.
 Target/United Asset
  Strategy Portfolio          Management Fee                   0.79%         0.70%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.19%         0.19%
                              Total Annual Fund
                              Operating Expenses               1.23%         1.14%
 Target/United Balanced
  Portfolio                   Management Fee                   0.59%         0.70%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.06%         0.06%
                              Total Annual Fund
                              Operating Expenses               0.90%         1.01%
 Target/United Bond
  Portfolio                   Management Fee                   0.52%         0.53%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.06%         0.06%
                              Total Annual Fund
                              Operating Expenses               0.83%         0.84%
 Target/United Growth
  Portfolio                   Management Fee                   0.69%         0.70%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.02%         0.02%
                              Total Annual Fund
                              Operating Expenses               0.96%         0.97%
 Target/United High
  Income Portfolio            Management Fee                   0.64%         0.63%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.05%         0.05%
                              Total Annual Fund
                              Operating Expenses               0.94%         0.93%
 Target/United Income
  Portfolio                   Management Fee                   0.69%         0.70%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.03%         0.03%
                              Total Annual Fund
                              Operating Expenses               0.97%         0.98%
 Target/United
  International Portfolio     Management Fee                   0.79%         0.85%
                              Distribution (12b-1) Fee         0.25%         0.25%
                              Other Expenses                   0.15%         0.15%
                              Total Annual Fund
                              Operating Expenses               1.19%         1.25%

                                  Classes
                                     not                  Current      Proposed
FUND NAME                        applicable              Agreement     Amendment
--------------------------------------------------------------------------------
 Target/United Limited-
  Term Bond Portfolio      Management Fee                 0.54%         0.50%
                           Distribution (12b-1) Fee       0.25%         0.25%
                           Other Expenses                 0.17%         0.17%
                           Total Annual Fund
                           Operating Expenses             0.96%         0.92%
 Target/United Money
  Market Portfolio         Management Fee                 0.49%         0.40%
                           Distribution (12b-1) Fee       0.25%         0.25%
                           Other Expenses                 0.09%         0.09%
                           Total Annual Fund
                           Operating Expenses             0.83%         0.74%
 Target/United Science
  and Technology
  Portfolio                Management Fee                 0.69%         0.85%
                           Distribution (12b-1) Fee       0.25%         0.25%
                           Other Expenses                 0.12%         0.12%
                           Total Annual Fund
                           Operating Expenses             1.06%         1.22%
 Target/United Small Cap
  Portfolio                Management Fee                 0.84%         0.85%
                           Distribution (12b-1) Fee       0.25%         0.25%
                           Other Expenses                 0.04%         0.04%
                           Total Annual Fund
                            Operating Expenses             1.13%         1.14%

EXAMPLE: The following illustrates the costs of investing in a Fund, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, under the current Agreement and the proposed Amendment assuming (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the applicable expenses remain the same.


FUND NAME                         1 Year   3 Years     5 Years     10 Years
----------------------------------------------------------------------------
United Asset Strategy--Class A
 Current Agreement                 $730     $1,057      $1,406      $2,386
 Proposed Amendment                $731     $1,060      $1,411      $2,397
United Asset Strategy--Class Y
 Current Agreement                 $120     $  375      $  649      $1,432
 Proposed Amendment                $121     $  378      $  654      $1,443
United Cash Management--Class A
 Current Agreement                 $ 92     $  287      $  498      $1,108
 Proposed Amendment                $ 92     $  287      $  498      $1,108
United Cash Management--Class B
 Current Agreement                 $469     $  623      $  902      $1,761
 Proposed Amendment                $469     $  623      $  902      $1,761
United Continental Income--Class A
 Current Agreement                 $662     $  848      $1,050      $1,630
 Proposed Amendment                $677     $  893      $1,126      $1,795
United Continental Income--Class Y
 Current Agreement                 $ 77     $  240      $  417      $  930
 Proposed Amendment                $ 92     $  287      $  498      $1,108
United Funds, Inc. Accumulative Fund--Class A
 Current Agreement                 $660     $  840      $1,035      $1,597
 Proposed Amendment                $673     $  881      $1,105      $1,750
United Funds, Inc. Accumulative Fund--Class Y
 Current Agreement                 $ 76     $  237      $  411      $  918
 Proposed Amendment                $ 90     $  280      $  487      $1,083
United Funds, Inc. Bond Fund--Class A
 Current Agreement                 $655     $  825      $1,009      $1,541
 Proposed Amendment                $665     $  855      $1,062      $1,656
United Funds, Inc. Bond Fund--Class Y
 Current Agreement                 $ 61     $  192      $  335      $  750
 Proposed Amendment                $ 72     $  225      $  391      $  874
United Funds, Inc. Income Fund--Class A
 Current Agreement                 $661     $  843      $1,040      $1,608
 Proposed Amendment                $664     $  854      $1,060      $1,652
United Funds, Inc. Income Fund--Class Y
 Current Agreement                 $ 72     $  224      $  390      $  871
 Proposed Amendment                $ 76     $  237      $  411      $  918

FUND NAME                         1 Year    3 Years    5 Years    10 Years
---------------------------------------------------------------------------
United Funds, Inc. Science and Technology Fund--Class A
 Current Agreement                 $676     $  890      $1,121      $1,784
 Proposed Amendment                $700     $  965      $1,250      $2,059
United Funds, Inc. Science and Technology Fund--Class Y
 Current Agreement                 $ 81     $  252      $  439      $  978
 Proposed Amendment                $107     $  333      $  577      $1,278
United Gold & Government--Class A
 Current Agreement                 $810     $1,297      $1,810      $3,210
 Proposed Amendment                $825     $1,343      $1,885      $3,359
United Gold & Government--Class Y
 Current Agreement                 $188     $  582      $1,001      $2,169
 Proposed Amendment                $204     $  630      $1,083      $2,338
United Government Securities--Class A
 Current Agreement                 $512     $  697      $  897      $1,474
 Proposed Amendment                $522     $  727      $  949      $1,586
United Government Securities--Class Y
 Current Agreement                 $ 67     $  211      $  368      $  822
 Proposed Amendment                $ 78     $  243      $  422      $  942
United High Income--Class A
 Current Agreement                 $656     $  828      $1,014      $1,553
 Proposed Amendment                $662     $  845      $1,045      $1,619
United High Income--Class Y
 Current Agreement                 $ 79     $  246      $  428      $  954
 Proposed Amendment                $ 85     $  265      $  460      $1,025
United High Income II--Class A
 Current Agreement                 $668     $  866      $1,080      $1,696
 Proposed Amendment                $676     $  891      $1,124      $1,789
United High Income II--Class Y
 Current Agreement                 $ 76     $  237      $  411      $  918
 Proposed Amendment                $ 84     $  263      $  458      $1,019
United International Growth--Class A
 Current Agreement                 $693     $  943      $1,212      $1,978
 Proposed Amendment                $708     $  989      $1,291      $2,145
United International Growth--Class Y
 Current Agreement                 $ 99     $  309      $  536      $1,190
 Proposed Amendment                $115     $  358      $  621      $1,372
United Municipal Bond--Class A
 Current Agreement                 $494     $  642      $  803      $1,270
 Proposed Amendment                $503     $  670      $  852      $1,376
United Municipal Bond--Class Y
 Current Agreement                 $ 61     $  192      $  335      $  750
 Proposed Amendment                $ 71     $  222      $  386      $  862
United Municipal High Income--Class A
 Current Agreement                 $504     $  673      $  856      $1,384
 Proposed Amendment                $508     $  683      $  874      $1,424

FUND NAME                                        1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------------------
United Municipal High Income--Class Y
 Current Agreement                                $ 70        $221     $  384      $  859
 Proposed Amendment                               $ 74        $232     $  403      $  900
United New Concepts--Class A
 Current Agreement                                $695        $949     $1,222      $1,999
 Proposed Amendment                               $705        $978     $1,272      $2,105
United New Concepts--Class Y
 Current Agreement                                $ 98        $306     $  531      $1,178
 Proposed Amendment                               $108        $337     $  585      $1,294
United Retirement Shares--Class A
 Current Agreement                                $665        $857     $1,065      $1,663
 Proposed Amendment                               $681        $905     $1,146      $1,838
United Retirement Shares--Class Y
 Current Agreement                                $ 80        $249     $  433      $  966
 Proposed Amendment                               $ 96        $300     $  520      $1,155
United Vanguard--Class A
 Current Agreement                                $680        $902     $1,141      $1,827
 Proposed Amendment                               $679        $900     $1,138      $1,820
United Vanguard--Class Y
 Current Agreement                                $ 88        $274     $  477      $1,061
 Proposed Amendment                               $ 87        $272     $  473      $1,053
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy--Class B
 Current Agreement                                $547        $861     $1,301      $2,776
 Proposed Amendment                               $536        $827     $1,245      $2,666
 Waddell & Reed Asset Strategy--Class Y
 Current Agreement                                $161        $499     $  860      $1,878
 Proposed Amendment                               $150        $465     $  803      $1,757
 Waddell & Reed Growth--Class B
 Current Agreement                                $516        $767     $1,145      $2,463
 Proposed Amendment                               $520        $779     $1,165      $2,505
 Waddell & Reed Growth--Class Y
 Current Agreement                                $132        $412     $  712      $1,567
 Proposed Amendment                               $136        $424     $  734      $1,612
 Waddell & Reed High Income--Class B
 Current Agreement                                $556        $888     $1,347      $2,869
 Proposed Amendment                               $554        $882     $1,336      $2,847
 Waddell & Reed High Income--Class Y
 Current Agreement                                $175        $543     $  935      $2,033
 Proposed Amendment                               $173        $536     $  923      $2,010
 Waddell & Reed International Growth--Class B
 Current Agreement                                $538        $833     $1,255      $2,686
 Proposed Amendment                               $542        $845     $1,275      $2,726
 Waddell & Reed International Growth--Class Y
 Current Agreement                                $154        $477     $  824      $1,802
 Proposed amendment                               $158        $490     $  845      $1,845

FUND NAME                               1 Year   3 Years     5 Years    10 Years
---------------------------------------------------------------------------------
  Waddell & Reed Limited-Term Bond--Class B
  Current Agreement                      $515     $  764      $1,139      $2,452
  Proposed Amendment                     $509     $  746      $1,108      $2,390
  Waddell & Reed Limited-Term Bond--Class Y
  Current Agreement                      $134     $  418      $  723      $1,590
  Proposed Amendment                     $128     $  400      $  692      $1,523
  Waddell & Reed Municipal Bond--Class B
  Current Agreement                      $492     $  694      $1,021      $2,212
  Proposed Amendment                     $488     $  683      $1,003      $2,174
  Waddell & Reed Municipal Bond--Class Y
  Current Agreement                      $118     $  368      $  638      $1,409
  Proposed Amendment                     $115     $  358      $  620      $1,369
  Waddell & Reed Science and Technology--Class B
  Current Agreement                      $621     $1,081      $1,665      $3,487
  Proposed Amendment                     $635     $1,122      $1,732      $3,614
  Waddell & Reed Science and Technology--Class Y
  Current Agreement                      $212     $  654      $1,122      $2,838
  Proposed Amendment                     $226     $  696      $1,193      $2,561
  Waddell & Reed Total Return--Class B
  Current Agreement                      $495     $  703      $1,037      $2,243
  Proposed Amendment                     $494     $  700      $1,032      $2,233
  Waddell & Reed Total Return--Class Y
  Current Agreement                      $122     $  381      $  660      $1,455
  Proposed Amendment                     $121     $  378      $  654      $1,443
  Target/United Asset Strategy Portfolio
  Current Agreement                      $125     $  390      $  676      $1,489
  Proposed Amendment                     $116     $  362      $  628      $1,386
  Target/United Balanced Portfolio
  Current Agreement                      $ 92     $  287      $  498      $1,108
  Proposed Amendment                     $103     $  322      $  558      $1,236
  Target/United Bond Portfolio
  Current Agreement                      $ 85     $  265      $  460      $1,025
  Proposed Amendment                     $ 85     $  267      $  463      $1,031
  Target/United Growth Portfolio
  Current Agreement                      $ 98     $  306      $  531      $1,178
  Proposed Amendment                     $ 99     $  309      $  536      $1,190
  Target/United High Income Portfolio
  Current Agreement                      $ 96     $  300      $  520      $1,155
  Proposed Amendment                     $ 94     $  295      $  512      $1,137
  Target/United Income Portfolio
  Current Agreement                      $ 99     $  309      $  536      $1,190
  Proposed Amendment                     $100     $  312      $  542      $1,201
  Target/United International Portfolio
  Current Agreement                      $121     $  378      $  654      $1,443
  Proposed Amendment                     $127     $  397      $  686      $1,511

FUND NAME                                          1 Year      3 Years     5 Years    10 Years
----------------------------------------------------------------------------------------------
 Target/United Limited-Term Bond Portfolio
 Current Agreement                                  $ 98     $  306      $  531      $1,178
 Proposed Amendment                                 $ 94     $  293      $  509      $1,131
 Target/United Money Market Portfolio
 Current Agreement                                  $ 85     $  265      $  460      $1,025
 Proposed Amendment                                 $ 76     $  237      $  411      $  918
 Target/United Science and Technology Portfolio
 Current Agreement                                  $108     $  337      $  585      $1,294
 Proposed Amendment                                 $124     $  387      $  670      $1,477
 Target/United Small Cap Portfolio
 Current Agreement                                  $115     $  359      $  622      $1,375
 Proposed Amendment                                 $116     $  362      $  628      $1,386
ASSUMING NO REDEMPTION AT END OF EACH PERIOD
United Cash Management--Class B
 Current Agreement                                  $169     $  523      $  902      $1,761
 Proposed Amendment                                 $169     $  523      $  902      $1,761
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy--Class B
 Current Agreement                                  $247     $  761      $1,301      $2,776
 Proposed Amendment                                 $236     $  727      $1,245      $2,666
 Waddell & Reed Growth--Class B
 Current Agreement                                  $216     $  667      $1,145      $2,463
 Proposed Amendment                                 $220     $  679      $1,165      $2,505
 Waddell & Reed High Income--Class B
 Current Agreement                                  $256     $  788      $1,347      $2,869
 Proposed Amendment                                 $254     $  782      $1,336      $2,847
 Waddell & Reed International Growth--Class B
 Current Agreement                                  $238     $  733      $1,255      $2,686
 Proposed Amendment                                 $242     $  745      $1,275      $2,726
 Waddell & Reed Limited-Term Bond--Class B
 Current Agreement                                  $215     $  664      $1,139      $2,452
 Proposed Amendment                                 $209     $  646      $1,108      $2,390
 Waddell & Reed Municipal Bond--Class B
 Current Agreement                                  $192     $  594      $1,021      $2,212
 Proposed Amendment                                 $188     $  583      $1,003      $2,174
 Waddell & Reed Science and Technology--Class B
 Current Agreement                                  $321     $  981      $1,665      $3,487
 Proposed Amendment                                 $335     $1,022      $1,732      $3,614
 Waddell & Reed Total Return--Class B
 Current Agreement                                  $195     $  603      $1,037      $2,243
 Proposed Amendment                                 $194     $  600      $1,032      $2,233

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of a Fund. The example above should not be considered a representation of past or future expenses of the Funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Reasons for and Impact of the Proposed Fee Structure

The proposed new fee arrangements for the respective Funds are intended to: provide WRIMCO with additional revenues to manage the Funds, particularly to attract additional experienced investment professionals as well as retain the current staff and for investment in technology and related support; and result in management fee rates that are more in line with the industry as measured by industry medians. Under the Amendment, except with respect to the change in the management fee, the terms and conditions of the current Agreement will not be changed.

Consideration and Approval by the Board Of Directors

The Board of Directors for each Fund has determined that the compensation to be paid to WRIMCO under the Amendment for that Fund is fair and reasonable and provides a management fee comparable to those of competing funds. At the regular joint meeting of the Boards of Directors on November 18, 1998, the Directors received and considered information from WRIMCO regarding the Funds' management fees, overall expense ratios, industry data and proposed revised management fees for the Funds. The Independent Directors also met separately, with counsel, on November 18, 1998, to discuss this information and the management fee proposals. After discussion, the Independent Directors requested that WRIMCO provide certain additional information, including further data on fees paid by other comparable investment companies, profitability of WRIMCO and other advisers, details regarding the benefits to the Funds anticipated to result from the payment of increased management fees to WRIMCO, and possible additional breakpoints and/or waivers for particular Funds.

On January 21, 1999, the Boards of Directors jointly, and the Independent Directors separately with their counsel, held a special meeting at which they considered the additional information provided by WRIMCO in response to the Directors' request. At their meeting, the Independent Directors discussed, in particular, the proposed fee changes and the additional breakpoints and waivers presented, industry breakpoint schedules, WRIMCO's revenues, expenses and investment management personnel, and anticipated trends in the Funds' expenses. The Independent Directors also requested more information from WRIMCO as to the types and quality of services that it plans to provide if the proposed fee changes are approved. At the regular joint meeting of the Boards of Directors on February 10, 1999, the Independent Directors met separately, with counsel, to discuss the proposed fee changes in light of the further information provided by WRIMCO.

In unanimously approving the Amendment and recommending its approval by the shareholders of the affected Fund, the Directors, including the Independent Directors, took into account all factors they deemed relevant. The factors considered by the Directors, including the Independent Directors, over the course of their consideration of the proposed management fee for each Fund included: the nature, quality and extent of services WRIMCO furnishes to the Fund; the investment record of WRIMCO in managing the Fund's assets; the need for WRIMCO to maintain and enhance its ability to attract and retain highly qualified personnel to serve the Fund; the anticipated expenditures by WRIMCO and its affiliates for new or upgraded systems and technology; the management fee arrangements most commonly used by a majority of the mutual fund industry; the management fee rates in the mutual fund industry as measured by industry medians; WRIMCO's commitment to voluntarily waive fees for a Fund at any time that its net assets are less than $25 million; and the effect of the proposed management fee on the total expense ratio of the Fund. At its regular meeting on February 10, 1999, the Board of Directors for each Fund reviewed and unanimously approved the proposed Amendment, subject to the approval of the Fund's shareholders, and authorized its submittal to the shareholders at the Meeting. Upon approval by the shareholders at the Meeting, the fee structure under the Amendment is anticipated to become effective on June 30, 1999. If the Amendment should fail to be approved by the shareholders of a Fund at the meeting, the present fee structure under the current Agreement for that Fund will remain in effect.

Other Information about WRIMCO and the Agreement

WRIMCO currently serves as the investment manager under the Agreement with each Fund. The following chart sets forth: the date of the Agreement for each Fund; the date the Agreement was last submitted to a vote of the Fund's shareholders and the purpose for that submission; and the date the continuation of the Agreement was last approved by the Board of Directors. With respect to any Agreement in effect on January 8, 1992, W&R was then the investment manager under the Agreement and on that date assigned its duties as investment manager and its professional staff for investment management services to WRIMCO.

                                                             Date Agreement
                                                             Last Submitted
              Fund Name                Date of Agreement    to Shareholders
------------------------------------- ------------------- -------------------
United Asset Strategy Fund            March 9, 1995       February 23, 1995
United Cash Management                August 1, 1990      June 29, 1990
United Continental Income Fund        August 1, 1990      November 21, 1994
United Funds, Inc.
 United Accumulative Fund             July 1, 1990        November 21, 1994
 United Bond Fund                     July 1, 1990        June 29, 1990
 United Income Fund                   July 1, 1990        November 21, 1994
 United Science and Technology Fund   July 1, 1990        June 29, 1990
United Gold & Government Fund         July 1, 1990        June 29, 1990
United Government Securities Fund     August 1, 1990      June 29, 1990
United High Income Fund               August 1, 1990      June 29, 1990


                                                                                       Date of
                                                                                      Agreement
                                                      Purpose of                   Last Approved by
              Fund Name                               Submission                  Board of Directors
----------------------------------------------------------------------------------------------------
United Asset Strategy Fund            To approve the Investment Management       August 19, 1998
                                      Agreement with WRIMCO
United Cash Management                To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Continental Income Fund        To change the "specific" fee paid by the   August 19, 1998
                                      Fund to WRIMCO
United Funds, Inc.
 United Accumulative Fund             To change the "specific" fee paid by the   August 19, 1998
                                      Fund to WRIMCO
 United Bond Fund                     To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
 United Income Fund                   To change the "specific" fee paid by the   August 19, 1998
                                      Fund to WRIMCO
 United Science and Technology Fund   To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Gold & Government Fund         To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Government Securities Fund     To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United High Income Fund               To approve a proposed new Investment       August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.


                                                            Date Agreement
                                                            Last Submitted
              Fund Name                Date of Agreement   to Shareholders
--------------------------------------------------------------------------
United High Income Fund II            August 1, 1990      June 29, 1990
United International Growth Fund      July 1, 1990        June 29, 1990
United Municipal Bond Fund            August 1, 1990      June 29, 1990
United Municipal High Income Fund     August 1, 1990      June 29, 1990
United New Concepts Fund              August 1, 1990      June 29, 1990
United Retirement Shares              August 1, 1990      June 29, 1990
United Vanguard Fund                  August 1, 1990      June 29, 1990
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy Fund   August 31, 1992     June 29, 1990
 Waddell & Reed Growth Fund           August 31, 1992     June 29, 1990



                                                                                  Date of
                                                                                  Agreement
                                                    Purpose of                 Last Approved by
              Fund Name                             Submission                Board of Directors
---------------------------------------------------------------------------  -------------------
United High Income Fund II            To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United International Growth Fund      To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Municipal Bond Fund            To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Municipal High Income Fund     To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United New Concepts Fund              To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Retirement Shares              To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
United Vanguard Fund                  To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy Fund   To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.
 Waddell & Reed Growth Fund           To approve a proposed new Investment   August 19, 1998
                                      Management Agreement with Waddell &
                                      Reed, Inc.


                                                                Date Agreement
                                                                Last Submitted
                Fund Name                  Date of Agreement   to Shareholders
------------------------------------------------------------------------------
 Waddell & Reed High Income Fund          August 31, 1992     June 29, 1990
 Waddell & Reed International Growth      August 31, 1992     June 29, 1990
 Fund
 Waddell & Reed Limited-Term Bond         August 31, 1992     June 29, 1990
 Fund
 Waddell & Reed Municipal Bond Fund       August 31, 1992     June 29, 1990
 Waddell & Reed Science and Technology    August 31, 1992     June 29, 1990
 Fund
 Waddell & Reed Total Return Fund         August 31, 1992     June 29, 1990
Target/United Funds, Inc.
 Target/United Asset Strategy Portfolio   May 1, 1995         July 7, 1987
 Target/United Balanced Portfolio         April 29, 1994      July 7, 1987
 Target/United Bond Portfolio             July 13, 1987       July 7, 1987
 Target/United Growth Portfolio           July 13, 1987       July 7, 1987
 Target/United High Income Portfolio      July 13, 1987       July 7, 1987




                                                                                       Date of
                                                                                      Agreement
                                                        Purpose of                 Last Approved by
                Fund Name                               Submission                Board of Directors
----------------------------------------------------------------------------------------------------
 Waddell & Reed High Income Fund          To approve a proposed new Investment   August 19, 1998
                                          Management Agreement with Waddell &
                                          Reed, Inc.
 Waddell & Reed International Growth      To approve a proposed new Investment   August 19, 1998
 Fund                                     Management Agreement with Waddell &
                                          Reed, Inc.
 Waddell & Reed Limited-Term Bond         To approve a proposed new Investment   August 19, 1998
 Fund                                     Management Agreement with Waddell &
                                          Reed, Inc.
 Waddell & Reed Municipal Bond Fund       To approve a proposed new Investment   August 19, 1998
                                          Management Agreement with Waddell &
                                          Reed, Inc.
 Waddell & Reed Science and Technology    To approve a proposed new Investment   August 19, 1998
 Fund                                     Management Agreement with Waddell &
                                          Reed, Inc.
 Waddell & Reed Total Return Fund         To approve a proposed new Investment   August 19, 1998
                                          Management Agreement with Waddell &
                                          Reed, Inc.
Target/United Funds, Inc.
 Target/United Asset Strategy Portfolio   To approve the Investment Management   August 19, 1998
                                          Agreement with Waddell & Reed, Inc.
 Target/United Balanced Portfolio         To approve the Investment Management   August 19, 1998
                                          Agreement with Waddell & Reed, Inc.
 Target/United Bond Portfolio             To approve the Investment Management   August 19, 1998
                                          Agreement with Waddell & Reed, Inc.
 Target/United Growth Portfolio           To approve the Investment Management   August 19, 1998
                                          Agreement with Waddell & Reed, Inc.
 Target/United High Income Portfolio      To approve the Investment Management   August 19, 1998
                                          Agreement with Waddell & Reed, Inc.


                                                                Date Agreement
                                                                Last Submitted
                Fund Name                 Date of Agreement    to Shareholders
-------------------------------------------------------------------------------
 Target/United Income Portfolio          July 16, 1991       November 12, 1992
 Target/United International Portfolio   April 29, 1994      July 7, 1987
 Target/United Limited-Term Bond         April 29, 1994      July 7, 1987
 Portfolio
 Target/United Money Market Portfolio    July 13, 1987       July 7, 1987
 Target/United Science and Technology    April 14, 1997      July 7, 1987
 Portfolio
 Target/United Small Cap Portfolio       April 29, 1994      July 7, 1987




                                                                                      Date of
                                                                                     Agreement
                                                       Purpose of                 Last Approved by
                Fund Name                              Submission                Board of Directors
---------------------------------------------------------------------------------------------------
 Target/United Income Portfolio          To approve the Investment Management   August 19, 1998
                                         Agreement with Waddell & Reed, Inc.
 Target/United International Portfolio   To approve the Investment Management   August 19, 1998
                                         Agreement with Waddell & Reed, Inc.
 Target/United Limited-Term Bond         To approve the Investment Management   August 19, 1998
 Portfolio                               Agreement with Waddell & Reed, Inc.
 Target/United Money Market Portfolio    To approve the Investment Management   August 19, 1998
                                         Agreement with Waddell & Reed, Inc.
 Target/United Science and Technology    To approve the Investment Management   August 19, 1998
 Portfolio                               Agreement with Waddell & Reed, Inc.
 Target/United Small Cap Portfolio       To approve the Investment Management   August 19, 1998
                                         Agreement with Waddell & Reed, Inc.

The Agreement with WRIMCO permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement with the Fund for accounting services and a separate agreement with the Fund for transfer agency services, as applicable. The amounts paid by each Fund to WRIMCO affiliates are set forth in Exhibit E.

WRIMCO is a wholly owned subsidiary of W&R, which is a direct, wholly owned subsidiary of Waddell & Reed Financial Services, Inc. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of WRIMCO, W&R, Waddell & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Required Vote:

Approval of this Proposal 3 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.


PROPOSAL 4: AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
            CONCERNING LENDING OF PORTFOLIO SECURITIES


Relevant Companies: All Companies, except United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Funds,
Inc.--Municipal Bond Fund.

Discussion: The primary purposes of Proposal 4 to revise each Fund's fundamental investment restriction concerning portfolio lending are (1) to allow the Fund to engage in portfolio lending to the full extent permitted under the 1940 Act and/or (2) to conform to a policy that is expected to become standard for all Funds managed by WRIMCO.

Generally, a securities lending arrangement is one in which a Fund lends its securities to a broker-dealer or other financial institution and receives collateral to secure the loan that, at all times, must at least equal the value of the securities lent. A Fund typically has the right to terminate the loan upon notice at any time and would do so, among other circumstances, to exercise its right to vote on important matters affecting holders of the securities. A Fund continues to own the securities on loan and to receive the dividends or interest paid with respect to those securities. In addition, a Fund receives additional income from the earnings on the collateral provided for the securities. As with any extension of credit, there is the possibility of delay of recovery and loss of rights in the securities lent if the borrower fails financially. Accordingly, a Fund will only engage in securities lending with counterparties deemed creditworthy by WRIMCO and on terms that WRIMCO believes adequate to compensate the Fund for such risks.

Currently, each of the Funds (other than United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Funds, Inc.--Municipal Bond Fund) may engage in securities lending. For the following Funds, there is a fundamental investment restriction limiting securities lending to no more than 10% of the Fund's assets: United Asset Strategy Fund, Inc., United Continental Income Fund, Inc., each of the Funds within United Funds, Inc., United High Income Fund, Inc., United High Income Fund II, Inc., United International Growth Fund, Inc., United New Concepts Fund, Inc., United Retirement Shares, Inc., United Vanguard

Fund, Inc., each of the Portfolios within Target/United Funds, Inc. except Target/United Funds, Inc.-- Limited-Term Bond Portfolio, and Waddell & Reed Funds, Inc.--Asset Strategy Fund. Each of the following Funds has a fundamental investment restriction limiting securities lending to no more than 30% of the Fund's assets: United Gold & Government Fund, Inc., United Government Securities Fund, Inc., Target/United Funds, Inc.--Limited-Term Bond Portfolio and Waddell & Reed Funds, Inc.--Limited-Term Bond Fund. United Cash Management, Inc.'s current fundamental investment limitation allows it to lend securities up to one-third of its total assets. The Waddell & Reed Funds, Inc. other than Limited-Term Bond Fund and Asset Strategy Fund may engage in securities lending without a fundamental limit.

The Board of Directors recommends that the Fund's current fundamental investment limitation concerning securities lending be amended to permit the Fund to lend securities from its portfolio to the extent allowed under the 1940 Act--currently up to one-third of the value of the Fund's total assets at any given time. All securities lending by a Fund would be made on a fully collateralized basis and in accordance with other applicable regulatory requirements. In particular, each Fund's current fundamental investment restriction would be revised to state, in substance, that: "The Fund may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act."

A Fund's adoption of the proposed amended restriction on lending of portfolio securities is not expected to have a material impact on the way the Fund is managed or the types of securities or instruments in which it invests. A Fund's use of securities lending will remain subject to, and be implemented only to the extent consistent with, its goal(s) and other investment policies and restrictions.

If this Proposal 4 is approved by the shareholders of a Fund, the Fund's amended investment restriction regarding securi-ties lending will become effective when appropriate disclosure is made to reflect the change. If this Proposal 4 is not approved by the shareholders of a Fund, the Fund's current fundamental investment restriction will continue in effect.

Required Vote:

Approval of this Proposal 4 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 4.


PROPOSAL 5: AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE PAR VALUE OF FUND
            SHARES


Relevant Companies: All Companies.


Discussion: Shareholders of each Company are being asked to approve the amendment of the Company's Articles of Incorporation to change the par value of all classes of all Company stock to $0.001 per share. The proposed change in par value would be applicable to all authorized shares, whether issued or unissued, and without regard to class, of the Company. The proposed change in par value will have no effect on any existing rights of the shares; however, the proposed change will reduce the fees that a Company would otherwise pay to increase its authorized shares.

Maryland law requires that a Company pay a capitalization fee based on the aggregate par value of the Company's capital stock, or any increase thereof. Capitalization fees are assessed under Maryland Code Ann. [sec]1-204 based on the following schedule:



Aggregate Par Value
of Capital Stock     Fee
----------------------------------------------------------------
Not over $100,000    $20

Over $100,000        $20, plus $1 for each $5,000 or fractional
but not over         part of $5,000 that exceeds $100,000
$1,000,000

Over $1,000,000      $200, plus $10 for each $100,000 or
but not over         fractional part of $100,000 that exceeds
$2,000,000           $1,000,000

Over $2,000,000      $300, plus $15 for each $500,000 or
but not over         fractional part of $500,000 that exceeds
$5,000,000           $2,000,000

Over $5,000,000      $390, plus $20 for each $1,000,000 or
                     fractional part of $1,000,000 that exceeds
                     $5,000,000

The following chart sets forth the current par value of each Fund.


Fund Name                               Par Value
--------------------------------------------------
United Asset Strategy Fund              $ 0.01
United Cash Management                  $ 0.01
United Continental Income Fund          $ 1.00
United Funds, Inc.
 United Accumulative Fund               $ 1.00
 United Bond Fund                       $ 1.00
 United Income Fund                     $ 1.00
 United Science and Technology Fund     $ 1.00
United Gold & Government Fund           $ 1.00
United Government Securities Fund       $ 0.01
United High Income Fund                 $ 1.00
United High Income Fund II              $ 1.00
United International Growth Fund        $ 1.00
United Municipal Bond Fund              $ 1.00
United Municipal High Income Fund       $ 1.00
United New Concepts Fund                $ 1.00

Fund Name                                           Par Value
-------------------------------------------------------------
United Retirement Shares                            $ 1.00
United Vanguard Fund                                $ 1.00
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy Fund                 $ 0.01
 Waddell & Reed Growth Fund                         $ 0.01
 Waddell & Reed High Income Fund                    $ 0.01
 Waddell & Reed International Growth Fund           $ 0.01
 Waddell & Reed Limited-Term Bond Fund              $ 0.01
 Waddell & Reed Municipal Bond Fund                 $ 0.01
 Waddell & Reed Science and Technology Fund         $ 0.01
 Waddell & Reed Total Return Fund                   $ 0.01
Target/United Funds, Inc.
 Target/United Asset Strategy Portfolio             $ 0.01
 Target/United Balanced Portfolio                   $ 0.01
 Target/United Bond Portfolio                       $ 0.01
 Target/United Growth Portfolio                     $ 0.01
 Target/United High Income Portfolio                $ 0.01
 Target/United Income Portfolio                     $ 0.01
 Target/United International Portfolio              $ 0.01
 Target/United Limited-Term Bond Portfolio          $ 0.01
 Target/United Money Market Portfolio               $ 0.01
 Target/United Science and Technology Portfolio     $ 0.01
 Target/United Small Cap Portfolio                  $ 0.01

The amount of capitalization fees that a Fund would have to pay to increase its authorized shares will be reduced if the Fund's par value is changed to $0.001 per share. Therefore, management recommended, and the Board of Directors has approved, the amendment of the Articles of Incorporation to change the par value of all shares of the Company to $0.001 per share.

Required Vote:

Approval of this Proposal 5 as to a Company requires the affirmative vote of a majority of outstanding securities of that Company, provided a quorum is present.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 5.

> ADDITIONAL INFORMATION

The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail, oral communications, telephone, or other permissible electronic means by representatives of W&R, W&R's affiliates, certain broker-dealers (who may be specifically compensated for such services), or by representatives of Management Information Services, a professional proxy solicitor, retained by the Funds, who will be paid the approximate fees as set forth below. Each Fund will pay this firm for its share of the fees and out-of-pocket expenses for proxy solicitation. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund. Total costs are anticipated to be approximately $1.5 million.

> RECEIPT OF SHAREHOLDER PROPOSALS

As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund's shareholders should send such proposals to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

> OTHER BUSINESS

No Fund knows of any other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the share which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card or electronically executing your proxy, you give the proxy holders discretionary authority as to any such matter or matters.

April 15, 1999     By order of the Boards of Directors,
                   Kristen A. Richards, Assistant Secretary

INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit A   Number of Outstanding Shares of Each Fund .................. A-1
Exhibit B   Beneficial Ownership of Greater than 5% of Fund
            Shares ..................................................... B-1
Exhibit C   Director's and Nominee's Ownership of Fund Shares .......... C-1
Exhibit D   Proposed Management Fees and Breakpoints ................... D-1
Exhibit E   Fees Paid to WRIMCO Affiliates ............................. E-1

EXHIBIT A
NUMBER OF OUTSTANDING SHARES OF EACH FUND



                                       Shares Outstanding
Fund                                  as of March 19, 1999
----------------------------------------------------------
United Asset Strategy Fund
 Class A                                    6,464,806
 Class Y                                       47,864
United Cash Management
 Class A                                  622,404,915
 Class B                                    5,293,029
United Continental Income Fund
 Class A                                   73,094,795
 Class Y                                      135,887
United Funds, Inc.
 United Accumulative Fund
  Class A                                 223,969,311
  Class Y                                     472,196
 United Bond Fund
  Class A                                  88,042,570
  Class Y                                     356,814
 United Income Fund
  Class A                                 979,552,345
  Class Y                                  51,296,877
 United Science and Technology Fund
  Class A                                 171,159,950
  Class Y                                     699,262
United Gold & Government Fund
 Class A                                    2,000,414
 Class Y                                       15,836
United Government Securities Fund
 Class A                                   24,755,057
 Class Y                                      330,850
United High Income Fund
 Class A                                  107,031,671
 Class Y                                      264,107
United High Income Fund II
 Class A                                   97,492,817
 Class Y                                      711,259

                                       Shares Outstanding
Fund                                  as of March 19, 1999
----------------------------------------------------------
United International Growth Fund
 Class A                                   122,686,816
 Class Y                                       856,416
United Municipal Bond Fund
 Class A                                   131,859,801
 Class Y                                           273
United Municipal High Income Fund
 Class A                                    97,046,138
 Class Y                                           365
United New Concepts Fund
 Class A                                   101,669,149
 Class Y                                     1,255,359
United Retirement Shares
 Class A                                    90,819,961
 Class Y                                       356,131
United Vanguard Fund
 Class A                                   190,544,368
 Class Y                                       613,023
Waddell & Reed Funds, Inc.
 Waddell & Reed Asset Strategy Fund
  Class B                                    2,681,152
  Class Y                                       27,423
 Waddell & Reed Growth Fund
  Class B                                   28,643,011
  Class Y                                      521,889
 Waddell & Reed High Income Fund
  Class B                                    2,504,891
  Class Y                                          635
 Waddell & Reed International Growth Fund
  Class B                                    6,371,708
  Class Y                                       39,139
 Waddell & Reed Limited-Term Bond Fund
  Class B                                    2,079,946
  Class Y                                       25,775
 Waddell & Reed Municipal Bond Fund
  Class B                                    3,782,245
  Class Y                                          179

                                                   Shares Outstanding
Fund                                              as of March 19, 1999
----------------------------------------------------------------------
 Waddell & Reed Science and Technology Fund
  Class B                                                2,433,325
  Class Y                                                    2,688
 Waddell & Reed Total Return Fund
  Class B                                               43,868,930
  Class Y                                                  117,265
Target/United Funds, Inc.
 Target/United Asset Strategy Portfolio                  2,766,358
 Target/United Balanced Portfolio                       13,464,680
 Target/United Bond Portfolio                           21,308,562
 Target/United Growth Portfolio                         89,227,468
 Target/United High Income Portfolio                    28,355,488
 Target/United Income Portfolio                         66,514,833
 Target/United International Portfolio                  22,062,950
 Target/United Limited-Term Bond Portfolio               1,028,838
 Target/United Money Market Portfolio                   54,824,223
 Target/United Science and Technology Portfolio          5,294,837
 Target/United Small Cap Portfolio                      23,310,494

EXHIBIT B
BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES


As of March 19, 1999


                                            Shares
                                      Beneficially Owned
                                      -------------------
Name and Address
of Beneficial Owner      Portfolio     Shares     Percent
---------------------------------------------------------
None

EXHIBIT C
DIRECTOR'S AND NOMINEE'S OWNERSHIP OF FUND SHARES



                                          Number of Shares Held as of March 19, 19991
                     United                           United
                      Asset          United        Continental        United          United      United
Name of             Strategy          Cash            Income       Accumulative        Bond       Income
Nominee               Fund         Management          Fund            Fund            Fund        Fund
----------------------------------------------------------------------------------------------------------
J. Concannon             0              0                 0                0               0      4,478
J. Dillingham            0              0               260              233             320          0
D. Gardner               0              0                 0                0               0          0
L. Graves                0          6,455                 0                0               0     13,124
J. Harroz, Jr.           0              0                 0                0               0          0
J. Hayes                 0              0                 0                0               0     39,076
R. Hechler               0        390,634                 0                0               0      9,976
H. Herrmann              0      1,068,324                 0                0               0          0
G. Johnson               0              0                 0                0               0          0
W. Morgan                0            147                 0                0               0     24,796
R. Reimer                0              0                 0                0               0          0
F. Ross                768              0                 0              369               0      2,559
E. Schwartz              0              0                 0                0               0          0
K. Tucker                0        107,444                 0                0               0          0
F. Vogel                 0         73,381                 0            4,884           2,816      5,986
----------------------------------------------------------------------------------------------------------
All Directors
and executive
officers as a
group*                 768*     1,646,385*              260*           5,486*          3,136*    99,995*

* Less than 1% of the outstanding shares of the Fund.

--------------------
(1) Unless otherwise stated, as of the date indicated, each Director had sole voting and investment power of shares owned.

                     United       United       United       United       United
                  Science and     Gold &     Government      High         High         United
Name of            Technology   Government   Securities     Income       Income     International
Nominee               Fund         Fund         Fund         Fund       Fund II      Growth Fund
-------------------------------------------------------------------------------------------------
J. Concannon            715         0                0           0             0           512
J. Dillingham           298         0              343           0             0           187
D. Gardner                0         0                0           0             0             0
L. Graves                 0         0            9,073           0             0        12,654
J. Harroz, Jr.            0         0                0           0             0             0
J. Hayes                  0         0                0           0             0             0
R. Hechler            4,089         0                0           0             0         6,874
H. Herrmann               0         0                0           0             0             0
G. Johnson                0         0                0           0             0             0
W. Morgan                 0         0                0       3,826       324,135       109,088
R. Reimer                 0         0                0           0             0             0
F. Ross                   0         0                0           0             0           356
E. Schwartz               0         0                0           0             0             0
K. Tucker                 0         0                0           0             0           779
F. Vogel              2,242         0           19,533           0             0         1,655
-------------------------------------------------------------------------------------------------
All Directors
and
executive
officers as a
group*                7,344*       0*           28,949*      3,826*      324,135*      132,105*

* Less than 1% of the outstanding shares of the Fund.

                                     United                                                  Waddell
                                   Municipal                      United                      & Reed
                      United          High          United          New       United          Asset
Name of             Municipal        Income       Retirement     Concepts    Vanguard        Strategy
Nominee             Bond Fund         Fund          Shares         Fund        Fund            Fund
------------------------------------------------------------------------------------------------------
J. Concannon            0              0                0              0          0             0
J. Dillingham         266            347              228          2,043        263             0
D. Gardner              0              0                0              0          0             0
L. Graves          31,958         36,701                0              0     12,545             0
J. Harroz, Jr.          0              0                0              0          0             0
J. Hayes                0              0                0              0          0             0
R. Hechler         14,126              0                0          4,774      3,245             0
H. Herrmann             0              0                0              0      3,909             0
G. Johnson              0              0                0              0          0             0
W. Morgan               0        166,374                0              0          0             0
R. Reimer               0              0                0              0          0             0
F. Ross                 0          3,304                0            637        550             0
E. Schwartz             0              0                0              0          0             0
K. Tucker               0              0                0              0          0             0
F. Vogel                0              0                0            908      1,009             0
------------------------------------------------------------------------------------------------------
All Directors
and
executive
officers as a
group*             46,350*       206,726*             228*         8,362*    21,521*           0*

* Less than 1% of the outstanding shares of the Fund.

                                                               Waddell
                                Waddell                        & Reed                      Waddell
                    Waddell      & Reed        Waddell        Limited-      Waddell        & Reed
                     & Reed       High          & Reed          Term         & Reed      Science and
Name of              Growth      Income     International       Bond       Municipal     Technology
Nominee               Fund        Fund       Growth Fund        Fund       Bond Fund        Fund
-----------------------------------------------------------------------------------------------------
J. Concannon             0        0              0                 0          0              0
J. Dillingham            0        0              0                 0          0              0
D. Gardner               0        0              0                 0          0              0
L. Graves                0        0              0                 0          0              0
J. Harroz, Jr.           0        0              0                 0          0              0
J. Hayes                 0        0              0                 0          0              0
R. Hechler               0        0              0                 0          0              0
H. Herrmann              0        0              0                 0          0              0
G. Johnson               0        0              0                 0          0              0
W. Morgan                0        0              0                 0          0              0
R. Reimer                0        0              0                 0          0              0
F. Ross                  0        0              0                 0          0              0
E. Schwartz              0        0              0                 0          0              0
K. Tucker                0        0              0                 0          0              0
F. Vogel               376        0              0                89          0              0
-----------------------------------------------------------------------------------------------------
All Directors
and
executive
officers as a
group*                 376*       0*             0*               89*         0*             0*

* Less than 1% of the outstanding shares of the Fund.

Name of                  Waddell & Reed
Nominee                Total Return Fund
----------------------------------------
J. Concannon                     0
J. Dillingham                    0
D. Gardner                       0
L. Graves                        0
J. Harroz, Jr.                   0
J. Hayes                         0
R. Hechler                       0
H. Herrmann                      0
G. Johnson                       0
W. Morgan                        0
R. Reimer                        0
F. Ross                          0
E. Schwartz                      0
K. Tucker                        0
F. Vogel                       331
----------------------------------------
All Directors and
executive officers
as a group*                    331*

* Less than 1% of the outstanding shares of the Fund.


As of March 19, 1999 the Directors and Officers of the Target/United Funds, Inc. did not own shares of any Portfolio.

EXHIBIT D
PROPOSED MANAGEMENT FEES AND BREAKPOINTS

United Group of                                                    Annual
Mutual Funds:            Breakpoints/Net Assets                     Rate
--------------------------------------------------------------------------
United Asset Strategy
  Fund                   Up to $1 Billion                           .700%
                         Over $1 Billion up to $2 Billion           .650%
                         Over $2 Billion up to $3 Billion            600%
                         Over $3 Billion                            .550%
United Cash
  Management             All Assets                                 .400%

United Continental
  Income Fund            Up to $1 Billion                           .700%
                         Over $1 Billion up to $2 Billion           .650%
                         Over $2 Billion up to $3 Billion            600%
                         Over $3 Billion                            .550%
United Funds, Inc.:
----------------------
United Accumulative
  Fund                   Up to $1 Billion                           .700%
                         Over $1 Billion up to $2 Billion           .650%
                         Over $2 Billion up to $3 Billion           .600%
                         Over $3 Billion                            .550%

United Bond Fund         Up to $500 Million                         .525%
                         Over $500 Million up to $1 Billion         .500%
                         Over $1 Billion up to $1.5 Billion         .450%
                         Over $1.5 Billion                          .400%

United Income Fund       Up to $1 Billion                           .700%
                         Over $1 Billion up to $2 Billion           .650%
                         Over $2 Billion up to $3 Billion            600%
                         Over $3 Billion up to $6 Billion           .550%
                         Over $6 Billion                            .500%
United Science and
  Technology Fund        Up to $1 Billion                           .850%
                         Over $1 Billion up to $2 Billion           .830%
                         Over $2 Billion up to $3 Billion           .800%
                         Over $3 Billion                            .760%

United Group of                                                     Annual
Mutual Funds:            Breakpoints/Net Assets                     Rate
--------------------------------------------------------------------------
United Gold &
  Government Fund        Up to $1 Billion                           .850%
                         Over $1 Billion up to $2 Billion           .830%
                         Over $2 Billion up to $3 Billion            800%
                         Over $3 Billion                            .760%
United Government
  Securities Fund        Up to $500 Million                         .500%
                         Over $500 Million up to $1 Billion         .450%
                         Over $1 Billion up to $1.5 Billion         .400%
                         Over $1.5 Billion                          .350%
United High Income
  Fund                   Up to $500 Million                         .625%
                         Over $500 Million up to $1 Billion         .600%
                         Over $1 Billion up to $1.5 Billion         .550%
                         Over $1.5 Billion                          .500%
United High Income II
  Fund                   Up to $500 Million                         .625%
                         Over $500 Million up to $1 Billion         .600%
                         Over $1 Billion up to $1.5 Billion         .550%
                         Over $1.5 Billion                          .500%
United International
  Growth Fund            Up to $1 Billion                           .850%
                         Over $1 Billion up to $2 Billion           .830%
                         Over $2 Billion up to $3 Billion           .800%
                         Over $3 Billion                            .760%
United Municipal Bond
  Fund                   Up to $500 Million                         .525%
                         Over $500 Million up to $1 Billion         .500%
                         Over $1 Billion up to $1.5 Billion         .450%
                         Over $1.5 Billion                          .400%
United Municipal High
  Income Fund            Up to $500 Million                         .525%
                         Over $500 Million up to $1 Billion         .500%
                         Over $1 Billion up to $1.5 Billion         .450%
                         Over $1.5 Billion                          .400%

United Group of                                                         Annual
Mutual Funds:                 Breakpoints/Net Assets                     Rate
-------------------------------------------------------------------------------
United New Concepts
  Fund                        Up to $1 Billion                           .850%
                              Over $1 Billion up to $2 Billion           .830%
                              Over $2 Billion up to $3 Billion           .800%
                              Over $3 Billion                            .760%
United Retirement
  Shares                      Up to $1 Billion                           .700%
                              Over $1 Billion up to $2 Billion           .650%
                              Over $2 Billion up to $3 Billion           .600%
                              Over $3 Billion                            .550%

United Vanguard Fund          Up to $1 Billion                           .700%
                              Over $1 Billion up to $2 Billion           .650%
                              Over $2 Billion up to $3 Billion           .600%
                              Over $3 Billion                            .550%
Target/United Funds, Inc.:
Target/United Asset
  Strategy Portfolio          Up to $1 Billion                           .700%
                              Over $1 Billion up to $2 Billion           .650%
                              Over $2 Billion up to $3 Billion           .600%
                              Over $3 Billion                            .550%
Target/United Balanced
  Portfolio                   Up to $1 Billion                           .700%
                              Over $1 Billion up to $2 Billion           .650%
                              Over $2 Billion up to $3 Billion           .600%
                              Over $3 Billion                            .550%
Target/United Bond
  Portfolio                   Up to $500 Million                         .525%
                              Over $500 Million up to $1 Billion         .500%
                              Over $1 Billion up to $1.5 Billion         .450%
                              Over $1.5 Billion                          .400%
Target/United Growth
  Portfolio                   Up to $1 Billion                           .700%
                              Over $1 Billion up to $2 Billion           .650%
                              Over $2 Billion up to $3 Billion           .600%
                              Over $3 Billion                            .550%

Target/United                                                        Annual
Funds, Inc.               Breakpoints/Net Assets                      Rate
---------------------------------------------------------------------------
Target/United High
  Income Portfolio        Up to $500 Million                         .625%
                          Over $500 Million up to $1 Billion         .600%
                          Over $1 Billion up to $1.5 Billion         .550%
                          Over $1.5 Billion                          .500%
Target/United Income
  Portfolio               Up to $1 Billion                           .700%
                          Over $1 Billion up to $2 Billion           .650%
                          Over $2 Billion up to $3 Billion           .600%
                          Over $3 Billion                            .550%
Target/United
  International
  Portfolio               Up to $1 Billion                           .850%
                          Over $1 Billion up to $2 Billion           .830%
                          Over $2 Billion up to $3 Billion           .800%
                          Over $3 Billion                            .760%
Target/United Limited-
  Term Bond Portfolio     Up to $500 Million                         .500%
                          Over $500 Million up to $1 Billion         .450%
                          Over $1 Billion up to $1.5 Billion         .400%
                          Over $1.5 Billion                          .350%
Target/United Money
  Market Portfolio        All Assets                                 .400%

Target/United Science
  and Technology
  Portfolio               Up to $1 Billion                           .850%
                          Over $1 Billion up to $2 Billion           .830%
                          Over $2 Billion up to $3 Billion           .800%
                          Over $3 Billion                            .760%
Target/United Small
  Cap Portfolio           Up to $1 Billion                           .850%
                          Over $1 Billion up to $2 Billion           .830%
                          Over $2 Billion up to $3 Billion           .800%
                          Over $3 Billion                            .760%

Waddell & Reed                                                   Annual
Funds, Inc.           Breakpoints/Net Assets                      Rate
----------------------------------------------------------------------
W&R Asset Strategy
  Fund                Up to $1 Billion                           .700%
                      Over $1 Billion up to $2 Billion           .650%
                      Over $2 Billion up to $3 Billion           .600%
                      Over $3 Billion                            .550%

W&R Growth Fund       Up to $1 Billion                           .850%
                      Over $1 Billion up to $2 Billion           .830%
                      Over $2 Billion up to $3 Billion           .800%
                      Over $3 Billion                            .760%
W&R High Income
  Fund                Up to $500 Million                         .625%
                      Over $500 Million up to $1 Billion         .600%
                      Over $1 Billion up to $1.5 Billion         .550%
                      Over $1.5 Billion                          .500%
W&R International
  Growth Fund         Up to $1 Billion                           .850%
                      Over $1 Billion up to $2 Billion           .830%
                      Over $2 Billion up to $3 Billion           .800%
                      Over $3 Billion                            .760%
W&R Limited-Term
  Bond Fund           Up to $500 Million                         .500%
                      Over $500 Million up to $1 Billion         .450%
                      Over $1 Billion up to $1.5 Billion         .400%
                      Over $1.5 Billion                          .350%
W&R Municipal Bond
  Fund                Up to $500 Million                         .525%
                      Over $500 Million up to $1 Billion         .500%
                      Over $1 Billion up to $1.5 Billion         .450%
                      Over $1.5 Billion                          .400%
W&R Science and
  Technology Fund     Up to $1 Billion                           .850%
                      Over $1 Billion up to $2 Billion           .830%
                      Over $2 Billion up to $3 Billion           .800%
                      Over $3 Billion                            .760%
W&R Total Return
  Fund                Up to $1 Billion                           .700%
                      Over $1 Billion up to $2 Billion           .650%
                      Over $2 Billion up to $3 Billion           .600%
                      Over $3 Billion                            .550%

EXHIBIT E
FEES PAID TO WRIMCO AFFILIATES

During its most recent fiscal year, each Fund paid the following fees to Waddell & Reed Services Company ("WRSCO") for shareholder servicing and/or accounting services and to Waddell & Reed, Inc. ("W&R") for services under its Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


                                Accounting     Shareholder
                                 Service        Servicing      12b-1 Fees
                                Fees Paid       Fees Paid        Paid to
                                 to WRSCO        to WRSCO          W&R
FUND NAME                     (000 omitted)   (000 omitted)   (000 omitted)
---------------------------------------------------------------------------
United Continental Income
  Fund, Inc.                        68              875             874
United Government
  Securities Fund, Inc.             40              289             198
United High Income Fund,
  Inc.                              99            1,261            1.501
United New Concepts
  Fund, Inc.                        70            1,730           1,139
Waddell & Reed Funds, Inc.         182            1,541           7,901
 For the Year Ended 3/31/98

United Cash Management,
  Inc.                              63            2,006              28
United International
  Growth
  Fund, Inc.                       100            2,283           2,288
United Retirement Shares,
  Inc.                              80            1,052           1,573
 For the Year Ended 6/30/98

United Asset Strategy Fund,
  Inc.                              20               82              73
United High Income II
  Fund, Inc.                        60              617             907
United Municipal Bond
  Fund, Inc.                        86              670           1,910

                                 Accounting     Shareholder
                                  Service        Servicing      12b-1 Fees
                                 Fees Paid       Fees Paid        Paid to
                                  to WRSCO        to WRSCO          W&R
FUND NAME                      (000 omitted)   (000 omitted)   (000 omitted)
----------------------------------------------------------------------------
United Municipal High
  Income Fund, Inc.                  60               374            997
United Vanguard Fund, Inc.          100             2,403          3,347
 For the Year Ended 9/30/98

United Gold &
  Government
  Fund, Inc.                         10               117             37
United Funds, Inc.                  362            12,859         23,399
Target/United Funds, Inc.           381                 0          1,812
 For the Year Ended 12/31/98

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                            YOUR VOTE IS IMPORTANT!
      TO AVOID THE EXPENSE OF ADJOURNING THE MEETING TO A SUBSEQUENT DATE,
            PLEASE SIGN, DATE AND RETURN ALL PROXIES RECEIVED IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.


--------------------------------------------------------------------------------
         IF YOU PREFER TO VOTE BY PHONE, CALL TOLL-FREE 1-888-221-0697.
               TO VOTE VIA THE INTERNET, ACCESS WWW.PROXYWEB.COM.
--------------------------------------------------------------------------------

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

*** CONTROL NUMBER : 999 999 999 999 99 ***

   If voting by mail, please detach at perforation. Return bottom portion only.

FUND NAME PRINTS HERE

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith A. Tucker and Helge K. Lee, or either of them (or their substitutes), as attorneys and proxies of the undersigned with full power of substitution to represent and direct the voting interest of the undersigned held as of the record date at the Joint Special Meeting of Shareholders on June 22, 1999, at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of the card. As to any other matter that may properly come before the meeting, the attorneys and proxies shall be authorized to represent and direct the voting interest in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the PRoxy Statement is hereby acknowledged.


Date: _________________________________


SIGN BELOW. Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.


Signature(s) Title(s), if applicable


WR99

               NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.


       Please fold and detach at perforation. Return bottom portion only.


WHEN PROPERLY SIGNED, THE VOTING INTEREST WILL BE DIRECTED IN THE MANNER INDICATED BELOW. IF NO INDICATION IS GIVEN, VOTING WILL BE DIRECTED FOR THE PROPOSAL STATED BELOW.

             Please vote by filling in the appropriate boxes below.

                                                                                                   FOR ALL           AGAINST or
                                                                                                   NOMINEES        ABSTAIN AS TO
                                                                                                 EXCEPT THOSE       ALL NOMINEES
                                                                                                    BELOW
1.  To elect as Directors of the Fund:
    (01) J. Concannon; (02) J. Dillingham; (03) D. Gardner; (04) L. Graves; (05) J. Harroz, Jr.;    [  ]               [  ]
    (06) J. Hayes; (07) R. Hechler; (08) H. Herrmann; (09) G. Johnson; (10) W. Morgan;
    (11) R. Reimer; (12) F. Ross; (13) E. Schwartz; (14) K. Tucker; (15) F. Vogel


*To withhold authority to vote for any individual nominee(s), write that nominee(s) name(s) in the space provided below.

                                                                                         FOR             AGAINST          ABSTAIN
--------------------------------------------------------------------------------
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's independent          [  ]               [  ]             [  ]
    auditors for its current fiscal year

3.  To approve the Amendment to the Fund's investment management agreement with         [  ]               [  ]             [  ]
    Waddell & Reed Investment Management Company

4.  All Funds except United Municipal Bond Fund, United Municipal High INcome           [  ]               [  ]             [  ]
    Fund and Waddell & Reed Funds, Inc. -- Municipal Bond Fund:
    To approve amendment of the Fund's securities lending policy

5.  To approve amendment of Articles of Incorporation changing the par value of         [  ]               [  ]             [  ]
    Fund shares to $0.001

WR99

                           TARGET/UNITED FUNDS, INC.
              INSTRUCTION CARD FOR SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 22, 1999


--------------------------------------------------------------------------------
         IF YOU PREFER TO VOTE BY PHONE, CALL TOLL-FREE 1-888-221-0698.
               TO VOTE VIA THE INTERNET, ACCESS WWW.PROXYWEB.COM.
--------------------------------------------------------------------------------


SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET.

*** CONTROL NUMBER: 999 999 999 999 99 ***

If voting by mail, please detach at perforation. Return bottom portion only.

PORTFOLIO NAME PRINTS HERE

This voting instruction is to direct United Investors Life Insurance Company ("United Investors") how to vote the shares of the Portfolio(s) of Target/United Funds, Inc. attributable to your variable annuity contract or variable life insurance policy issued to United Investors at the Special Meeting of Shareholders of Target/United Funds, Inc. to be held at 10:00 a.m. local time, on June 22, 1999, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof ("Meeting"). The voting interest represented by this card will be voted as instructed. Unless indicated to the contrary, this voting instruction shall be deemed to grant authority to vote "FOR" all proposals relating to the Portfolio with discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important. Please date and sign this voting instruction below and return it in the enclosed postage paid envelope. This voting instruction will not be voted unless the voting instruction card is dated and signed exactly as instructed below.

Date: _____________________________________

Please sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and capacity of the individual signing should be indicated unless it is reflected in the form of registration shown on the card.

Sign exactly as name appears hereon.



Signature(s)    Title(s), if applicable

T/U99

       Please fold and detach at perforation. Return bottom portion only.


WHEN PROPERLY SIGNED, THE VOTING INTEREST REPRESENTED BY THIS CARD WILL BE DIRECTED AS INSTRUCTED BELOW. IF NO INSTRUCTION IS GIVEN FOR A PROPOSAL, VOTING WILL BE DIRECTED "FOR" THAT PROPOSAL.


            NOTE: YOUR INSTRUCTION IS NOT VALID UNLESS IT IS SIGNED


             Please vote by filling in the appropriate boxes below.

                                                                                                   FOR ALL           AGAINST or
                                                                                                   NOMINEES        ABSTAIN AS TO
                                                                                                 EXCEPT THOSE       ALL NOMINEES
                                                                                                    BELOW
1.  To elect as Directors of the Fund:
    (01) J. Concannon; (02) J. Dillingham; (03) D. Gardner; (04) L. Graves; (05) J. Harroz, Jr.;    [  ]               [  ]
    (06) J. Hayes; (07) R. Hechler; (08) H. Herrmann; (09) G. Johnson; (10) W. Morgan;
    (11) R. Reimer; (12) F. Ross; (13) E. Schwartz; (14) K. Tucker; (15) F. Vogel

*To withhold authority to vote for any individual nominee(s), write that nominees(s) name(s) in the space provided below.

                                                                                          FOR          AGAINST           ABSTAIN
--------------------------------------------------------------------------------
2.  To ratify the selection of Deloitte & Touche LLP as the Portfolio's                   [  ]           [  ]              [  ]
    independent auditors for its current fiscal year

3.  To approve the Amendment to the Portfolio's investment management agreement           [  ]           [  ]              [  ]
    with Waddell & Reed Investment Management Company

4.  To approve amendment of the Portfolio's securities lending policy                     [  ]           [  ]              [  ]

5.  To approve amendment of Articles of Incorporation changing the par value of           [  ]           [  ]              [  ]
    Portfolios shares to $0.001

T/U99

3 Three easy ways to vote your proxy
  ----------------------------------

The accompanying proxy statement discusses important matters affecting the United Group of Mutual Funds, the Waddell & Reed Funds, Inc. and the Target/United Funds, Inc. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.


[TELEPHONE ICON]      1. Vote by telephone. Just call our dedicated proxy voting number -- 1-888-221-0697. This is a toll-free number. It's available 24 hours a day, 7 days a week. For each proxy, enter the control number printed on the upper portion of the card and follow the voice prompts to record your vote.

[COMPUTER ICON]       2. Vote by Internet. Visit the web site, www.proxyweb.com
                         and, enter your control number. Then follow the voting instructions that will appear. Vote each card received separately.


[MAILBOX ICON]        3. Vote by mail. Simply fill out the proxy cards and
                         return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

                Remember -- your vote matters. Please vote today!

                             [WADDELL & REED LOGO]